UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23953
MFS ACTIVE EXCHANGE TRADED FUNDS TRUST
(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)
Christopher R. Bohane
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agents for service)
Registrant's telephone number, including area code:
(617) 954-5000
Date of fiscal year end:
February 28
Date of reporting period:
February 28, 2025
The MFS Active Exchange Traded Funds Trust was declared effective on October 31, 2024. The MFS Active Core Plus Bond ETF, the MFS Active Growth ETF, the MFS Active Intermediate Muni Bond ETF, the MFS Active International ETF, and the MFS Active Value ETF commenced operations on December 5, 2024.
ITEM 1.  REPORTS TO STOCKHOLDERS.
Item 1(a):

MFS® Active Core Plus Bond ETF
Principal Listing Exchange: NYSE
MFSB
Annual Shareholder Report
This annual shareholder report contains important information about MFS Active Core Plus Bond ETF for the period of December 5, 2024 to February 28, 2025. You can find additional information about the fund at etfs.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year#?
(based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MFS Active Core Plus Bond ETF	$8	0.34%
# For the period from the commencement of the fund’s investment operations, December 5, 2024 through February 28, 2025. Expenses for a full 12 month annual period would have been higher.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the period from December 5, 2024 to February 28, 2025, shares of the MFS Active Core Plus Bond ETF (fund) provided a total return of 0.86%, at net asset value. This compares with a return of 0.85% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
  The pace of disinflation slowed toward the end of the period, particularly in the US, prompting the US Federal Reserve to signal a more cautious stance toward further monetary policy easing after cutting rates at its December meeting.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. Trade friction also intensified with Canada and Mexico.  At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Global equity markets reached record levels early in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose and advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed at the start of the reporting period on the back of resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium, before retreating towards the latter end of the period as heightened tariff uncertainty cast a shadow on future economic growth. Market expectations for future Federal Reserve interest rate cuts in 2025 were pared back, reflecting increased inflation uncertainty, before being priced back into the market as economic and policy uncertainty rose. Other major global central banks, notably the European Central Bank, Bank of Canada and Bank of England continued their gradual easing cycles. Already compressed credit spreads tightened further to start the period but reversed off their lows to end the reporting period. Similarly, bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, climbed at the end the reporting period amid the rise in global uncertainty.
  Top contributors to performance relative to the Bloomberg U.S. Aggregate Bond Index:
    The fund's exposure to the Collateralized Mortgage Obligation (CMO) sector, for which the benchmark has no exposure, benefited relative returns.
  Top detractors from performance relative to the Bloomberg U.S. Aggregate Bond Index:
    Not owning any securities within the Mortgage Backed Security (MBS) sector weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in the fund over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the fund for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Fund Name	Life*
MFS Active Core Plus Bond ETF	0.86%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index ∆	0.85%
*	For the period from the commencement of the fund's investment operations, December 5, 2024 through February 28, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the fund has less than 10 years of performance history and represent the total return from the fund inception date to the stated period end. Returns less than one year are cumulative, not annualized.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/etfs for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	41,141,816	Average Effective Maturity (yrs):	9.1
Total Number of Holdings:	145	Average Effective Duration (yrs):	6.1
Total Management Fee ($):	26,440
Portfolio Turnover Rate (%):	10
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Composition including fixed income credit quality
AAA	10.6%
AA	4.9%
A	12.7%
BBB	22.7%
BB	6.0%
B	4.4%
CCC	0.9%
U.S. Government	36.8%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at etfs.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER MATERIALS
The fund produces financial annual and semiannual reports and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact the fund at 1-800-225-2606 or the shareholder's financial intermediary to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
ECP-ANN

MFS® Active Growth ETF
Principal Listing Exchange: NYSE
MFSG
Annual Shareholder Report
This annual shareholder report contains important information about MFS Active Growth ETF for the period of December 5, 2024 to February 28, 2025. You can find additional information about the fund at etfs.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year#?
(based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MFS Active Growth ETF	$11	0.49%
# For the period from the commencement of the fund’s investment operations, December 5, 2024 through February 28, 2025. Expenses for a full 12 month annual period would have been higher.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the period from December 5, 2024 to February 28, 2025, shares of the MFS Active Growth ETF (fund) provided a total return of ‑3.28%, at net asset value. This compares with a return of ‑2.79% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 1000® Growth Index, generated a return of ‑3.63%.
  The pace of disinflation slowed toward the end of the period, particularly in the US, prompting the US Federal Reserve to signal a more cautious stance toward further monetary policy easing after cutting rates at its December meeting.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. Trade friction also intensified with Canada and Mexico.  At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Global equity markets reached record levels early in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose and advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed at the start of the reporting period on the back of resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium, before retreating towards the latter end of the period as heightened tariff uncertainty cast a shadow on future economic growth. Market expectations for future Federal Reserve interest rate cuts in 2025 were pared back, reflecting increased inflation uncertainty, before being priced back into the market as economic and policy uncertainty rose. Other major global central banks, notably the European Central Bank, Bank of Canada and Bank of England continued their gradual easing cycles. Already compressed credit spreads tightened further to start the period but reversed off their lows to end the reporting period. Similarly, bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, climbed at the end the reporting period amid the rise in global uncertainty.
  Top contributors to performance relative to the Russell 1000® Growth Index:
    Within the health care sector, both security selection and, to a lesser extent, the fund's overweight position benefited the fund’s relative performance.
    Stock selection within both the communication services and consumer discretionary sectors further helped relative results.
  Top detractors from performance relative to the Russell 1000® Growth Index:
    Stock selection within the information technology sector weighed on the fund's relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in the fund over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the fund for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Fund Name	Life*
MFS Active Growth ETF	(3.28)%
Comparative Benchmark(s)
Russell 3000® Index ∆	(2.79)%
Russell 1000® Growth Index ∆	(3.63)%
*	For the period from the commencement of the fund's investment operations, December 5, 2024 through February 28, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the fund has less than 10 years of performance history and represent the total return from the fund inception date to the stated period end. Returns less than one year are cumulative, not annualized.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/etfs for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	42,447,163	Total Management Fee ($):	41,554
Total Number of Holdings:	53	Portfolio Turnover Rate (%):	4
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	99.1%
Money Market Funds	0.9%
Equity sectors
Information Technology	37.7%
Communication Services	16.2%
Consumer Discretionary	13.7%
Financials	11.0%
Health Care	9.7%
Industrials	5.4%
Consumer Staples	2.5%
Materials	2.0%
Utilities	0.9%
Top ten holdings
Microsoft Corp.	11.8%
Amazon.com, Inc.	9.0%
NVIDIA Corp.	8.6%
Meta Platforms, Inc., "A"	7.9%
Apple, Inc.	6.1%
Alphabet, Inc., "A"	5.9%
Mastercard, Inc., "A"	3.6%
Netflix, Inc.	2.4%
Visa, Inc., "A"	2.1%
Tesla, Inc.	2.0%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at etfs.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER MATERIALS
The fund produces financial annual and semiannual reports and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact the fund at 1-800-225-2606 or the shareholder's financial intermediary to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
EGO-ANN

MFS® Active Intermediate Muni Bond ETF
Principal Listing Exchange: NYSE
MFSM
Annual Shareholder Report
This annual shareholder report contains important information about MFS Active Intermediate Muni Bond ETF for the period of December 5, 2024 to February 28, 2025. You can find additional information about the fund at etfs.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year#?
(based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MFS Active Intermediate Muni Bond ETF	$8	0.34%
# For the period from the commencement of the fund’s investment operations, December 5, 2024 through February 28, 2025. Expenses for a full 12 month annual period would have been higher.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the period from December 5, 2024 to February 28, 2025, shares of the MFS Active Intermediate Muni Bond ETF (fund) provided a total return of 0.41%, at net asset value. This compares with a return of ‑0.27% for the fund’s benchmark, the Bloomberg Municipal Bond Index. The fund's other benchmark, the Bloomberg Municipal 1-15 Year Index, generated a return of 0.37%.
  The pace of disinflation slowed toward the end of the period, particularly in the US, prompting the US Federal Reserve to signal a more cautious stance toward further monetary policy easing after cutting rates at its December meeting.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. Trade friction also intensified with Canada and Mexico.  At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Global bond yields climbed at the start of the reporting period on the back of resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium, before retreating towards the latter end of the period as heightened tariff uncertainty cast a shadow on future economic growth. Market expectations for future Federal Reserve interest rate cuts in 2025 were pared back, reflecting increased inflation uncertainty, before being priced back into the market as economic and policy uncertainty rose. Other major global central banks, notably the European Central Bank, Bank of Canada and Bank of England continued their gradual easing cycles. Already compressed credit spreads tightened further to start the period but reversed off their lows to end the reporting period. Similarly, bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, climbed at the end the reporting period amid the rise in global uncertainty.
  Through this relatively volatile period, the municipal market generated flat to modestly positive results with the investment grade municipal index returning 0.02% and the high yield municipal index 0.32%. The benchmark index (Bloomberg 1-15 Year Municipal Index) for this ETF generated a return of 0.65% for the period. The municipal yield curve steepened as yields of maturities shorter than one year declined and 15 year and beyond rose sharply. The increase in long-term yields reflected expectations that growth, inflation, and/or uncertainty had risen for future years. The yield (yield-to-worst) of the benchmark index remained historically attractive, ending the period at 3.21%, which compared to a five-year average of 2.31%.
  Top contributors to performance relative to the Bloomberg Municipal 1-15 Year Index:
    From a quality perspective, security selection within AA and A-rated bonds benefited the fund's relative performance.
    From a sector perspective, the fund's overweight allocation and favorable bond selection within the housing sector strengthened relative returns.
  Top detractors from performance relative to the Bloomberg Municipal 1-15 Year Index:
    Yield curve positioning, particularly the fund's greater exposure to shifts in the long end (centered around maturities of 20 or more years) of the yield curve, weighed on relative performance.
    The fund's longer duration stance also detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in the fund over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the fund for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Fund Name	Life*
MFS Active Intermediate Muni Bond ETF	0.41%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	(0.27)%
Bloomberg Municipal 1-15 Year Index ∆	0.37%
*	For the period from the commencement of the fund's investment operations, December 5, 2024 through February 28, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the fund has less than 10 years of performance history and represent the total return from the fund inception date to the stated period end. Returns less than one year are cumulative, not annualized.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/etfs for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	38,611,235	Average Effective Maturity (yrs):	11.1
Total Number of Holdings:	172	Average Effective Duration (yrs):	6.0
Total Management Fee ($):	25,672
Portfolio Turnover Rate (%):	7
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Fixed Income	94.0%
Money Market Funds	6.0%
Composition including fixed income credit quality
AAA	12.4%
AA	33.5%
A	30.6%
BBB	13.4%
BB	2.2%
B	0.3%
Not Rated	1.6%
Money Market Funds	6.0%
Industries
Airport Revenue	13.1%
Multi-Family Housing Revenue	11.9%
Healthcare Revenue - Hospitals	9.6%
Utilities - Other	9.4%
Healthcare Revenue - Long Term Care	5.0%
Universities - Colleges	4.7%
General Obligations - Schools	4.6%
General Obligations - General Purpose	4.1%
Tax - Other	3.8%
Student Loan Revenue	3.6%
Other Industries	30.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at etfs.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER MATERIALS
The fund produces financial annual and semiannual reports and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact the fund at 1-800-225-2606 or the shareholder's financial intermediary to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
EMU-ANN

MFS® Active International ETF
Principal Listing Exchange: NYSE
MFSI
Annual Shareholder Report
This annual shareholder report contains important information about MFS Active International ETF for the period of December 5, 2024 to February 28, 2025. You can find additional information about the fund at etfs.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year#?
(based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MFS Active International ETF	$14	0.59%
# For the period from the commencement of the fund’s investment operations, December 5, 2024 through February 28, 2025. Expenses for a full 12 month annual period would have been higher.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the period from December 5, 2024 to February 28, 2025, shares of the MFS Active International ETF (fund) provided a total return of 2.21%, at net asset value. This compares with a return of 2.04% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).
  The pace of disinflation slowed toward the end of the period, particularly in the US, prompting the US Federal Reserve to signal a more cautious stance toward further monetary policy easing after cutting rates at its December meeting.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. Trade friction also intensified with Canada and Mexico.  At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Global equity markets reached record levels early in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose and advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed at the start of the reporting period on the back of resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium, before retreating towards the latter end of the period as heightened tariff uncertainty cast a shadow on future economic growth. Market expectations for future Federal Reserve interest rate cuts in 2025 were pared back, reflecting increased inflation uncertainty, before being priced back into the market as economic and policy uncertainty rose. Other major global central banks, notably the European Central Bank, Bank of Canada and Bank of England continued their gradual easing cycles. Already compressed credit spreads tightened further to start the period but reversed off their lows to end the reporting period. Similarly, bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, climbed at the end the reporting period amid the rise in global uncertainty.
  Top contributors to performance relative to the MSCI All Country World (ex-US) Index:
    Security selection within the consumer discretionary, financials, utilities, and communication services sectors benefited relative performance.
    The fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World (ex-US) Index:
    Stock selection within both the information technology and industrials sectors dampened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in the fund over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the fund for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Fund Name	Life*
MFS Active International ETF	2.21%
Comparative Benchmark(s)
MSCI All Country World (ex-US) Index (net div) ∆	2.04%
*	For the period from the commencement of the fund's investment operations, December 5, 2024 through February 28, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the fund has less than 10 years of performance history and represent the total return from the fund inception date to the stated period end. Returns less than one year are cumulative, not annualized.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/etfs for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	160,863,211	Total Management Fee ($):	122,686
Total Number of Holdings:	93	Portfolio Turnover Rate (%):	2
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	99.2%
Money Market Funds	0.8%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.5%
Tencent Holdings Ltd., ADR	3.1%
SAP SE	2.7%
Air Liquide S.A.	2.3%
Schneider Electric SE	2.3%
Compagnie Financiere Richemont S.A.	2.3%
Compass Group PLC	2.2%
Hitachi Ltd.	2.1%
Deutsche Boerse AG	1.9%
HDFC Bank Ltd., ADR	1.7%
Issuer country weightings
Japan	13.2%
France	12.0%
United Kingdom	10.5%
Switzerland	10.5%
Germany	8.3%
Canada	7.5%
China	6.7%
Taiwan	5.3%
India	4.4%
Other Countries	21.6%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at etfs.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER MATERIALS
The fund produces financial annual and semiannual reports and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact the fund at 1-800-225-2606 or the shareholder's financial intermediary to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
EIE-ANN

MFS® Active Value ETF
Principal Listing Exchange: NYSE
MFSV
Annual Shareholder Report
This annual shareholder report contains important information about MFS Active Value ETF for the period of December 5, 2024 to February 28, 2025. You can find additional information about the fund at etfs.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year#?
(based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MFS Active Value ETF	$10	0.44%
# For the period from the commencement of the fund’s investment operations, December 5, 2024 through February 28, 2025. Expenses for a full 12 month annual period would have been higher.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the period from December 5, 2024 to February 28, 2025, shares of the MFS Active Value ETF (fund) provided a total return of 1.96%, at net asset value. This compares with a return of ‑2.79% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 1000® Value Index, generated a return of ‑0.97%.
  The pace of disinflation slowed toward the end of the period, particularly in the US, prompting the US Federal Reserve to signal a more cautious stance toward further monetary policy easing after cutting rates at its December meeting.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. Trade friction also intensified with Canada and Mexico.  At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Global equity markets reached record levels early in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but eased back from those highs as policy uncertainty rose and advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology.
  Global bond yields climbed at the start of the reporting period on the back of resilient economic growth, concerns that global disinflationary progress may have stalled and a rising term premium, before retreating towards the latter end of the period as heightened tariff uncertainty cast a shadow on future economic growth. Market expectations for future Federal Reserve interest rate cuts in 2025 were pared back, reflecting increased inflation uncertainty, before being priced back into the market as economic and policy uncertainty rose. Other major global central banks, notably the European Central Bank, Bank of Canada and Bank of England continued their gradual easing cycles. Already compressed credit spreads tightened further to start the period but reversed off their lows to end the reporting period. Similarly, bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, climbed at the end the reporting period amid the rise in global uncertainty.
  Top contributors to performance relative to the Russell 1000® Value Index:
    Security selection within the health care, information technology, financials, and industrials sectors strengthened relative performance.
  Top detractors from performance relative to the Russell 1000® Value Index:
    Not owning any securities within the communication services sector held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in the fund over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 2/28/25
This table shows the average annual total returns of the fund for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Fund Name	Life*
MFS Active Value ETF	1.96%
Comparative Benchmark(s)
Russell 3000® Index ∆	(2.79)%
Russell 1000® Value Index ∆	(0.97)%
*	For the period from the commencement of the fund's investment operations, December 5, 2024 through February 28, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the fund has less than 10 years of performance history and represent the total return from the fund inception date to the stated period end. Returns less than one year are cumulative, not annualized.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/etfs for more recent performance information.
FUND STATISTICS AS OF 2/28/25
Net Assets ($):	49,446,453	Total Management Fee ($):	36,546
Total Number of Holdings:	59	Portfolio Turnover Rate (%):	2
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 2/28/25)
Portfolio structure
Equities	99.1%
Money Market Funds	0.9%
Equity sectors
Financials	27.3%
Health Care	15.6%
Industrials	15.1%
Consumer Staples	9.7%
Utilities	9.3%
Information Technology	7.6%
Energy	6.5%
Consumer Discretionary	3.9%
Real Estate	2.5%
Materials	1.6%
Top ten holdings
Progressive Corp.	4.6%
JPMorgan Chase & Co.	4.3%
Cigna Group	3.0%
McKesson Corp.	3.0%
Exxon Mobil Corp.	2.6%
Duke Energy Corp.	2.5%
Union Pacific Corp.	2.4%
Abbott Laboratories	2.3%
Chevron Corp.	2.2%
Travelers Cos., Inc.	2.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at etfs.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER MATERIALS
The fund produces financial annual and semiannual reports and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact the fund at 1-800-225-2606 or the shareholder's financial intermediary to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
EVE-ANN

Item 1(b):

Not applicable.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. David L. DiLorenzo (Principal Executive Officer) and James O. Yost (Principal Financial Officer) were the two persons covered by the Code prior to April 1, 2024. Beginning April 1, 2024, David L. DiLorenzo (Principal Executive Officer) and Kasey L. Phillips (Principal Financial Officer) are the two persons covered by the Code. A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., and Darrell A. Williams, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, and Williams are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended February 28, 2025 and February 29, 2024, audit fees billed to each Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2025	2024
MFS Active Core Plus Bond ETF**	25,900	N/A**
MFS Active Growth ETF**	23,400	N/A**
MFS Active International ETF**	25,900	N/A**
MFS Active Intermediate Muni Bond ETF**	23,400	N/A**
MFS Active Value ETF**	23,400	N/A**
Total	122,000	N/A**

For the fiscal years ended February 28, 2025 and February 29, 2024, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS Active Core Plus	0	N/A**	0	N/A**	0	N/A**
Bond ETF**
To MFS Active Growth ETF**	0	N/A**	0	N/A**	0	N/A**
To MFS Active International	0	N/A**	0	N/A**	0	N/A**
ETF**
To MFS Active Intermediate	0	N/A**	0	N/A**	0	N/A**
Muni Bond ETF**
To MFS Active Value ETF**	0	N/A**	0	N/A**	0	N/A**
Total fees billed by E&Y	0	N/A**	0	N/A**	0	N/A**
To above Funds

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS and MFS Related
Entities of MFS Active Core	0	N/A**	0	N/A**	3,600	N/A**
Plus Bond ETF* **
To MFS and MFS Related
Entities of MFS Active	0	N/A**	0	N/A**	3,600	N/A**
Growth ETF* **
To MFS and MFS Related
Entities of MFS Active	0	N/A**	0	N/A**	3,600	N/A**
International ETF* **
To MFS and MFS Related
Entities of MFS Active	0	N/A**	0	N/A**	3,600	N/A**
Intermediate Muni Bond
ETF* **
To MFS and MFS Related
Entities of MFS Active Value	0	N/A**	0	N/A**	3,600	N/A**
ETF* **
Fees billed by E&Y:	Aggregate fees for non-audit services:
	2025	2024
To MFS Active Core Plus Bond ETF, MFS and	333,591	N/A**
MFS Related Entities# **
To MFS Active Growth ETF, MFS and MFS	333,591	N/A**
Related Entities# **
To MFS Active International ETF, MFS and MFS	333,591	N/A**
Related Entities# **
To MFS Active Intermediate Muni Bond ETF, MFS	333,591	N/A**
and MFS Related Entities# **
To MFS Active Value ETF, MFS and MFS Related	333,591	N/A**
Entities# **

**MFS Active Core Plus Bond ETF, MFS Active Growth ETF, MFS Active Intermediate Muni Bond ETF, MFS Active International ETF, and MFS Active Value ETF commenced investment operations on December 5, 2024.

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non- audit services rendered to MFS and the MFS Related Entities. If applicable the fees are converted to USD as of the payment date.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre- approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

Item 4(j):

Not applicable.

Item 4(i):

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Effective January 1, 2025, the members of the Audit Committee are Messrs. Steven E. Buller, John A. Caroselli, Peter D. Jones, Clarence Otis, Jr, and Darrell A. Williams.

ITEM 6.  INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included in the financial statements of such series under Item 7 of this Form N-CSR.

MFS Active Core Plus Bond ETF
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Active Core Plus Bond ETF
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.6%
Aerospace & Defense – 1.1%
Boeing Co., 6.528%, 5/01/2034	$127,000	$ 136,049
Boeing Co., 5.805%, 5/01/2050	72,000	69,449
TransDigm, Inc., 4.625%, 1/15/2029	240,000	228,125
		$433,623
Asset-Backed & Securitized – 21.1%
ACREC 2025-FL3 LLC, “AS”, FLR, 6.09% (SOFR - 1mo. + 1.64%), 8/18/2042 (n)	$97,500	$ 97,493
ACRES 2021-FL2 Issuer Ltd., “C”, FLR, 7.076% ((SOFR - 1mo. + 0.11448%) + 2.65%), 1/15/2037 (n)	186,500	185,093
Angel Oak Mortgage Trust, 2024-9, “A1”, 5.138%, 9/25/2069 (n)	236,585	235,760
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 6.126% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	250,000	250,287
Arbor Realty Trust, Inc., CLO, 2022-FL1, “A”, FLR, 5.788% (SOFR - 1mo. + 1.45%), 1/15/2037 (n)	241,447	241,610
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 6.639% (SOFR - 30 day + 2.3%), 1/15/2037 (n)	327,000	327,102
AREIT 2025-CRE10 Ltd., “AS”, FLR, 5.853% (SOFR - 1mo. + 1.5421%), 1/17/2030 (n)	120,332	119,880
Bain Capital Credit CLO Ltd., 2020-4A, “BR”, FLR, 6.793% (SOFR - 3mo. + 2.5%), 10/20/2036 (n)	250,000	251,898
Bardot CLO Ltd., 2019-2A, “BRR”, FLR, 5.654% (SOFR - 3mo. + 1.35%), 10/22/2032 (n)	250,000	249,645
Bardot CLO Ltd., 2019-2A, “CRR”, FLR, 5.854% (SOFR - 3mo. + 1.55%), 10/22/2032 (n)	250,000	250,000
BDS Ltd., 2021-FL10, “AS”, FLR, 6.078% ((SOFR - 1mo. + 11.448%) + 1.7645%), 12/16/2036 (n)	250,000	250,780
BDS Ltd., 2025-FL14, “B”, FLR, 1% (SOFR - 1mo. + 1.6926%), 10/21/2042 (n)	134,096	133,761
BMP Trust, 2024-MF23, “B”, 5.953% (SOFR - 1mo. + 1.6416%), 6/15/2041 (n)	250,000	250,000
BSPRT 2024-FL1 Issuer Ltd., “AS”, FLR, 6.406% (SOFR - 1mo. + 2.095%), 7/15/2039 (n)	150,000	150,610
BXMT 2020-FL2 Ltd., “A”, FLR, 5.328% ((SOFR - 1mo. + 0.11448%) + 0.9%), 2/15/2038 (n)	181,873	181,725
CIFC Funding 2016-IA CR3, Ltd., FLR, 5.993% (SOFR - 3mo. + 1.7%), 10/21/2031 (n)	250,000	249,986
Colt Funding LLC, 2025-1, “A1”, 5.699%, 1/25/2070 (n)	99,912	100,479
Colt Funding LLC, 2024-3, “A1”, 6.393%, 6/25/2069 (n)	202,943	205,531
Colt Funding LLC, 2024-6, “A1”, 5.39%, 11/25/2069 (n)	242,903	243,000
Columbia Cent CLO 2021-31A, Ltd., FLR, 6.149% (SOFR - 3mo. + 1.85%), 4/20/2034 (n)	300,000	300,720
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/15/2056	250,000	263,041
Dryden Senior Loan Fund, 2016-43A, “CR3”, FLR, 6.043% (SOFR - 3mo. + 1.75%), 4/20/2034 (n)	250,000	250,012
Exeter Automobile Receivables Trust, 2025-1A, “A”, 4.7%, 9/15/2027	103,000	103,094
General Motors Co., FLR, 4.888% (SOFR - 1mo. + 0.55%), 11/15/2029 (n)	250,000	250,095
LoanCore 2025-CRE8 Ltd., “B”, FLR, 6.216% (SOFR - 1mo. + 1.8412%), 8/17/2042 (n)	147,000	146,724
Madison Park Funding Ltd., 2021-48A, “B”, FLR, 6.004% ((SOFR - 3mo. + 26.161%) + 1.45%), 4/19/2033 (n)	250,000	250,485
Magnetite CLO Ltd., 2019-21A, “BR”, 5.904% ((SOFR - 3mo. + 26.161%) + 1.35%), 4/20/2034 (n)	250,000	250,496
MF1 2022-FL8 Ltd., “A”, FLR, 5.661% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	208,475	208,633
MF1 2024-FL14 LLC, “AS”, FLR, 6.553% (SOFR - 1mo. + 2.24%), 3/19/2039 (n)	100,000	100,197
MF1 2024-FL14 LLC, “C”, FLR, 7.602% (SOFR - 1mo. + 3.289%), 3/19/2039 (n)	150,000	150,735
MF1 2025-FL17 Ltd., “AS”, FLR, 5.872% (SOFR - 1mo. + 1.572%), 2/18/2040 (n)	250,000	249,480
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM1, “A-1”, 6.152%, 12/25/2068 (n)	181,725	183,547
OBX Trust, 2024-NQM6, “A1”, 6.447%, 2/25/2064 (n)	199,405	202,066
OBX Trust, 2025-NQM1, “A1”, 5.547%, 12/25/2064 (n)	97,489	97,862
Palmer Square Loan Funding 2024-1A Ltd., “B”, 6.101%, 10/15/2032 (n)	120,000	120,193
Provident Funding Mortgage Trust, 2025-1, “A”, 5.5%, 2/25/2055 (n)	250,000	249,251
Santander Auto Receivables Trust, 2025-1, 4.74%, 1/16/2029	95,000	95,320
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 6.576% ((SOFR - 1mo. + 0.11448%) + 2.15%), 9/15/2036 (n)	250,000	249,517
Signal Peak CLO 2014-1A, Ltd., “CR4”, FLR, 6.294% (SOFR - 3mo. + 1.95%), 4/17/2034 (n)	250,000	250,011
TCW Gem Ltd., 2020-1A, “BR3”, FLR, 5.893% (SOFR - 3mo. + 1.6%), 4/20/2034 (n)	300,000	300,151
Verus Securitization Trust, 2024-3, “A2”, 6.642%, 4/25/2069 (n)	200,050	202,253
World Omni Select Auto Trust, 2021-A, “C”, 1.09%, 11/15/2027	250,000	245,515
		$8,694,038
ECPFS-ANN
1

MFS Active Core Plus Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – 1.6%
Ford Motor Credit Co. LLC, 6.05%, 3/05/2031	$200,000	$ 199,580
Hyundai Capital America, 5.3%, 1/08/2030 (n)	150,000	152,502
Hyundai Capital America, 6.375%, 4/08/2030 (n)	152,000	161,137
LKQ Corp., 6.25%, 6/15/2033	140,000	146,744
		$659,963
Brokerage & Asset Managers – 1.2%
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	$285,000	$ 280,692
LPL Holdings, Inc., 4%, 3/15/2029 (n)	78,000	74,760
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	158,000	150,358
		$505,810
Building – 1.6%
Ferguson Enterprises, Inc., 5%, 10/03/2034	$206,000	$ 201,687
Patrick Industries, Inc., 4.75%, 5/01/2029 (n)	201,000	191,708
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	281,000	246,678
		$640,073
Business Services – 0.7%
Global Payments, Inc., 2.9%, 11/15/2031	$325,000	$ 285,122
Cable TV – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$147,000	$ 149,683
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	200,000	173,555
		$323,238
Conglomerates – 0.9%
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.75%, 7/15/2031 (n)	$190,000	$ 194,093
Regal Rexnord Corp., 6.3%, 2/15/2030	89,000	92,734
Regal Rexnord Corp., 6.4%, 4/15/2033	90,000	93,589
		$380,416
Consumer Services – 0.4%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	$190,000	$ 156,314
Electrical Equipment – 0.5%
Arrow Electronics, Inc., 5.875%, 4/10/2034	$203,000	$ 206,583
Electronics – 0.7%
Broadcom, Inc., 5.2%, 4/15/2032	$150,000	$ 152,645
Broadcom, Inc., 3.137%, 11/15/2035 (n)	178,000	148,389
		$301,034
Emerging Market Sovereign – 2.8%
Dominican Republic, 4.875%, 9/23/2032	$200,000	$ 182,702
Republic of Cote d'Ivoire, 7.625%, 1/30/2033	200,000	196,024
Republic of Guatemala, 6.6%, 6/13/2036	200,000	201,473
Republic of Serbia, 6%, 6/12/2034	200,000	200,801
Republic of South Africa, 7.1%, 11/19/2036	200,000	196,246
Republic of Turkey, 5.95%, 1/15/2031	200,000	190,995
		$1,168,241
2

MFS Active Core Plus Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 1.2%
EQT Corp., 5%, 1/15/2029	$146,000	$ 146,637
Occidental Petroleum Corp., 5.55%, 10/01/2034	148,000	146,129
Santos Finance Ltd., 6.875%, 9/19/2033 (n)	188,000	203,634
		$496,400
Energy - Integrated – 0.8%
BP Capital Markets PLC, 6.45% to 3/01/2034, FLR ((CMT - 5yr. + 2.153%) + 0.25%) to 3/01/2054, FLR ((CMT - 5yr. + 2.153%) + 1%) to 9/01/2172	$128,000	$ 130,739
Eni S.p.A., 5.5%, 5/15/2034 (n)	200,000	202,250
		$332,989
Entertainment – 0.5%
NCL Corp. Ltd., 6.75%, 2/01/2032 (n)	$190,000	$ 194,221
Financial Institutions – 0.8%
Macquarie AirFinance Holdings Ltd., 6.4%, 3/26/2029 (n)	$103,000	$ 106,685
SMBC Aviation Capital Finance DAC, 5.55%, 4/03/2034 (n)	200,000	202,643
		$309,328
Food & Beverages – 2.0%
Bacardi Ltd., 5.15%, 5/15/2038 (n)	$147,000	$ 137,703
JBS USA Holding Lux S.a.r.l., 5.95%, 4/20/2035 (n)	99,000	102,163
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/01/2033	145,000	147,390
Performance Food Group Co., 6.125%, 9/15/2032 (n)	223,000	224,126
Post Holdings, Inc., 6.25%, 10/15/2034 (n)	196,000	194,881
		$806,263
Gaming & Lodging – 0.4%
Marriott International, Inc., 2.85%, 4/15/2031	$168,000	$ 149,582
Insurance – 1.0%
Corebridge Financial, Inc., 5.75%, 1/15/2034	$192,000	$ 199,162
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)	190,000	203,273
		$402,435
Insurance - Property & Casualty – 2.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)	$200,000	$ 193,994
Arthur J. Gallagher & Co., 5.45%, 7/15/2034	143,000	145,399
Arthur J. Gallagher & Co., 5.15%, 2/15/2035	81,000	80,620
Brown & Brown, Inc., 5.65%, 6/11/2034	142,000	145,380
Fairfax Financial Holdings Ltd., 6%, 12/07/2033	213,000	222,888
Hub International Ltd., 7.25%, 6/15/2030 (n)	187,000	193,115
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)	187,000	192,436
		$1,173,832
International Market Quasi-Sovereign – 0.5%
Electricite de France S.A., 6.9%, 5/23/2053 (n)	$200,000	$ 220,626
Machinery & Tools – 1.0%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$200,000	$ 201,683
Ashtead Capital, Inc., 5.8%, 4/15/2034 (n)	200,000	203,785
		$405,468
3

MFS Active Core Plus Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 6.8%
Bank of America Corp., 5.288% to 4/25/2033, FLR (SOFR - 1 day + 1.630%) to 4/25/2034	$180,000	$ 181,457
Bank of America Corp., 5.744% to 2/12/2035, FLR (SOFR - 1 day + 1.697%) to 2/12/2036	165,000	166,101
Bank of America Corp., 3.846% to 3/08/2032, FLR (CMT - 1yr. + 2%) to 3/08/2037	149,000	134,553
Capital One Financial Corp., 7.624% to 10/30/2030, FLR (SOFR - 1 day + 3.07%) to 10/30/2031	181,000	202,666
Deutsche Bank AG, 5.403% to 9/11/2034, FLR (SOFR - 1 day + 2.05%) to 9/11/2035	192,000	188,217
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR - 1 day + 1.264%) to 10/21/2032	234,000	202,372
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	153,000	134,984
JPMorgan Chase & Co., 4.851% to 7/25/2027, FLR (SOFR - 1 day + 1.99%) to 7/25/2028	145,000	145,620
JPMorgan Chase & Co., 5.766%, 4/22/2035	141,000	147,331
JPMorgan Chase & Co., 4.946% to 10/22/2034, FLR (SOFR - 1 day + 1.34%) to 10/22/2035	150,000	147,490
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	143,000	146,333
Morgan Stanley, 5.32% to 7/19/2034, FLR (SOFR - 1 day + 1.555%) to 7/19/2035	256,000	256,990
Morgan Stanley, 5.942% to 2/07/2034, FLR (CMT - 5yr. + 1.8%) to 2/07/2039	143,000	145,809
UBS Group AG, 5.699% to 2/08/2034, FLR (CMT - 1yr. + 1.77%) to 2/08/2035 (n)	200,000	206,387
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	200,000	174,874
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	250,000	224,580
		$2,805,764
Metals & Mining – 1.7%
Anglo American Capital PLC, 5.5%, 5/02/2033 (n)	$250,000	$ 253,229
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	252,000	231,209
Novelis, Inc., 3.875%, 8/15/2031 (n)	257,000	226,098
		$710,536
Midstream – 1.6%
DCP Midstream Operating, LP, 3.25%, 2/15/2032	$169,000	$ 147,804
Plains All American Pipeline LP, 5.7%, 9/15/2034	143,000	145,919
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/15/2032	215,000	198,914
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	180,000	184,180
		$676,817
Natural Gas - Distribution – 0.4%
Boston Gas Co., 3.757%, 3/16/2032 (n)	$164,000	$ 149,787
Other Banks & Diversified Financials – 0.3%
Discover Financial Services, 6.7%, 11/29/2032	$132,000	$ 143,082
Precious Metals & Minerals – 0.5%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$197,000	$ 193,555
Real Estate - Office – 0.9%
Boston Properties LP, REIT, 6.5%, 1/15/2034	$138,000	$ 146,382
Boston Properties LP, REIT, 5.75%, 1/15/2035	221,000	219,551
		$365,933
Real Estate - Retail – 0.7%
STORE Capital Corp., REIT, 4.5%, 3/15/2028	$150,000	$ 147,422
STORE Capital Corp., REIT, 4.625%, 3/15/2029	142,000	138,963
		$286,385
4

MFS Active Core Plus Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 1.1%
Alimentation Couche-Tard, Inc., 5.267%, 2/12/2034 (n)	$148,000	$ 147,217
AutoNation, Inc., 5.89%, 3/15/2035	303,000	308,592
		$455,809
Specialty Chemicals – 0.3%
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$79,000	$ 68,331
International Flavors & Fragrances, Inc., 3.468%, 12/01/2050 (n)	98,000	66,416
		$134,747
Telecommunications - Wireless – 1.2%
American Tower Corp., 5.4%, 1/31/2035	$148,000	$ 150,176
Rogers Communications, Inc., 3.8%, 3/15/2032	241,000	219,757
T-Mobile USA, Inc., 2.55%, 2/15/2031	154,000	135,604
		$505,537
Tobacco – 1.1%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$138,000	$ 147,347
B.A.T. Capital Corp., 4.742%, 3/16/2032	152,000	148,816
Philip Morris International, Inc., 5.375%, 2/15/2033	144,000	147,368
		$443,531
U.S. Treasury Obligations – 36.6%
U.S. Treasury Bonds, 4.5%, 2/15/2044	$1,870,000	$ 1,863,864
U.S. Treasury Bonds, 4.625%, 11/15/2044 (f)	3,420,000	3,457,406
U.S. Treasury Bonds, 4.5%, 11/15/2054	2,694,000	2,701,156
U.S. Treasury Notes, 4.125%, 10/31/2026	3,481,000	3,486,439
U.S. Treasury Notes, 4.125%, 10/31/2029	3,545,000	3,561,617
		$15,070,482
Utilities - Electric Power – 0.9%
Pacific Gas & Electric Co., 6.95%, 3/15/2034	$133,000	$ 145,377
XPLR Infrastructure Operating Partners LP, 7.25%, 1/15/2029 (n)	220,000	218,530
		$363,907
Total Bonds (Identified Cost, $40,490,712)		$40,551,471
Mutual Funds – 1.0%
Money Market Funds – 1.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.31% (j) (Identified Cost, $416,241)	416,241	$ 416,241
Other Assets, Less Liabilities – 0.4%		174,104
Net Assets – 100.0%		$41,141,816
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,733,593, representing 35.8% of net assets.
5

MFS Active Core Plus Bond ETF
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 2/28/25
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	26	$5,381,188	June – 2025	$19,507
At February 28, 2025, the fund had liquid securities with an aggregate value of $35,383 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
6

MFS Active Core Plus Bond ETF
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $40,906,953)	$40,967,712
Receivables for
Net daily variation margin on open futures contracts	8,532
Interest and dividends	454,776
Total assets	$41,431,020
Liabilities
Payables for
Distributions	$154,687
Investments purchased	133,761
Payable to affiliates
Investment adviser	756
Total liabilities	$289,204
Net assets	$41,141,816
Net assets consist of
Paid-in capital	$41,073,272
Total distributable earnings (loss)	68,544
Net assets	$41,141,816
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,650,000
Net asset value per share (net assets of $41,141,816 / 1,650,000 shares of beneficial interest outstanding)	$24.93
See Notes to Financial Statements
7

MFS Active Core Plus Bond ETF
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 (c) Net investment income (loss)
Income
Interest	$408,221
Dividends from unaffiliated issuers	5,293
Total investment income	$413,514
Expenses
Management fee	$26,440
Miscellaneous	18
Total expenses	$26,458
Net investment income (loss)	$387,056
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(14,585)
Futures contracts	15,511
Net realized gain (loss)	$926
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$60,759
Futures contracts	19,507
Net unrealized gain (loss)	$80,266
Net realized and unrealized gain (loss)	$81,192
Change in net assets from operations	$468,248
(c) For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
8

MFS Active Core Plus Bond ETF
Financial Statements	Statement of Changes in Net Assets
This statement  describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
2/28/25 (c)
Change in net assets
From operations
Net investment income (loss)	$387,056
Net realized gain (loss)	926
Net unrealized gain (loss)	80,266
Change in net assets from operations	$468,248
Total distributions to shareholders	$(399,704)
Change in net assets from fund share transactions	$41,049,198
Miscellaneous capital	$24,074
Total change in net assets	$41,141,816
Net assets
At beginning of period	—
At end of period	$41,141,816
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
9

MFS Active Core Plus Bond ETF
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of the fund, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
Year ended (c)
2/28/25
Net asset value, beginning of period	$25.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29
Net realized and unrealized gain (loss)	(0.10)(g)
Total from investment operations	$0.19
Less distributions declared to shareholders
From net investment income	$(0.28)
Miscellaneous capital (d)	$0.02
Net asset value, end of period (x)	$24.93
Total return (%) (s)(x)	0.86(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.34(a)
Net investment income (loss)	4.98(a)
Portfolio turnover rate (e)	10(n)
Net assets at end of period (000 omitted)	$41,142
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate excludes securities received or delivered in-kind in the process of creating or redeeming fund shares.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset value and total return have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
10

MFS Active Core Plus Bond ETF
Notes to Financial Statements
(1)  Business and Organization
MFS Active Core Plus Bond ETF (the fund) is a diversified series of MFS Active Exchange Traded Funds Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
11

MFS Active Core Plus Bond ETF
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$15,070,482	$—	$15,070,482
Non - U.S. Sovereign Debt	—	1,388,867	—	1,388,867
U.S. Corporate Bonds	—	11,832,650	—	11,832,650
Residential Mortgage-Backed Securities	—	1,719,749	—	1,719,749
Commercial Mortgage-Backed Securities	—	944,283	—	944,283
Asset-Backed Securities (including CDOs)	—	6,030,006	—	6,030,006
Foreign Bonds	—	3,565,434	—	3,565,434
Investment Companies	416,241	—	—	416,241
Total	$416,241	$40,551,471	$—	$40,967,712
Other Financial Instruments
Futures Contracts – Assets	$19,507	$—	$—	$19,507
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
12

MFS Active Core Plus Bond ETF
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2025 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Futures Contracts	$19,507
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$15,511
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the period ended February 28, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$19,507
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
13

MFS Active Core Plus Bond ETF
Notes to Financial Statements  - continued
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
14

MFS Active Core Plus Bond ETF
Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 2/28/25 (c)
Ordinary income (including any short-term capital gains)	$399,704
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$40,946,691
Gross appreciation	207,456
Gross depreciation	(166,928)
Net unrealized appreciation (depreciation)	$40,528
Undistributed ordinary income	161,694
Undistributed long-term capital gain	21,010
Other temporary differences	(154,688)
Total distributable earnings (loss)	$68,544
(3)  Transactions with Affiliates
Investment Adviser — The fund has an Investment Management Agreement (“Management Agreement”) with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets. Under the Management Agreement, MFS will pay substantially all the fund’s operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), litigation expenses, the cost of proxy solicitations and shareholder meetings, the fee paid to MFS pursuant to this agreement, and such other expenses as approved by a majority of the fund’s Board of Trustees.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund. The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Distribution Plan). The fund’s Board of Trustees has determined not to implement payments of Rule 12b-1 fees under the Distribution Plan at this time. The fund does not currently pay compensation to MFD for any distribution services provided.
Administrator — MFS provides certain financial, legal, and other administrative services to the fund. MFS bears the costs of the services under the Management Agreement.
Trustees’ and Officers’ Compensation — Under the Management Agreement, MFS pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. MFS also pays compensation to Trustees or officers of the fund who are also officers of the investment adviser for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFD. The fund did not pay any compensation to the independent Trustees for the period ended February 28, 2025.
Other — At February 28, 2025, MFS held approximately 89% of the outstanding shares of the fund.
(4)  Portfolio Securities
For the period ended February 28, 2025, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$18,240,609	$3,228,487
Non-U.S. Government securities	25,785,530	300,845
15

MFS Active Core Plus Bond ETF
Notes to Financial Statements  - continued
(5)  Purchase and Sales of Fund Shares
The fund issues and redeems shares through MFD at net asset value (“NAV”) only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). An Authorized Participant may purchase or redeem a Creation Unit each business day that the fund is open in exchange for the delivery or receipt of a designated portfolio of in-kind securities and/or cash. Authorized Participants transacting in Creation units for cash may also pay a variable fee to compensate the fund for transaction costs associated with investing the cash in portfolio securities. These fees are included in “Miscellaneous capital” in the Statement of Changes in Net Assets.
Individual fund shares may not be purchased or redeemed directly with the fund. Shares are listed for trading on the New York Stock Exchange, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). Transactions in fund shares were as follows:
	Year ended 2/28/25 (c)
	Shares	Amount
Shares sold	1,650,000	$41,049,198
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
16

MFS Active Core Plus Bond ETF
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Active Core Plus Bond ETF and the Board of Trustees of MFS Active Exchange Traded Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Active Core Plus Bond ETF (the “Fund”) (one of the funds constituting MFS Active Exchange Traded Funds Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Active Exchange Traded Funds Trust) at February 28, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025
17

MFS Active Core Plus Bond ETF
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
18

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Active Core Plus Bond ETF.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Core Plus Bond ETF.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Core Plus Bond ETF. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
19

MFS Active Core Plus Bond ETF
Board Approval of Investment Management Agreement
MFS Active Core Plus Bond ETF
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment management agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In June and July 2024, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund. The independent Trustees observed that with respect to this Fund, MFS was proposing a unitary management fee structure, pursuant to which MFS would receive a fee covering investment management and administrative services, with MFS paying the Fund’s ordinary, recurring operating expenses (the “Unitary Fee”), subject to certain exceptions.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed Unitary Fee and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the total expense ratios for Class R6 shares of MFS mutual funds in the same Morningstar category as the Fund, and (iii) the Unitary Fees for certain fully transparent actively-managed exchange-traded funds (“ETFs”) in similar Morningstar categories that MFS believes will be key competitors to the Fund. In addition, in connection with the independent Trustees’ May and June and July 2024 meetings for the purpose of considering whether to approve the continuation of the investment advisory agreements for the MFS-advised mutual funds that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the MFS Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
The Trustees considered the proposed Unitary Fee structure to which the Fund would be subject, observing that many of the competitors of the Fund have adopted similar unitary fee structures. In assessing the reasonableness of the Fund’s proposed Unitary Fee, the Trustees considered, among other things, information on unitary fee structures generally, as well as the terms of the Agreement and descriptions of various services to be performed or procured by MFS under the Agreement, including portfolio management and portfolio trading practices and administrative services. The Trustees considered the categories of expenses which would be excluded from the Unitary Fee and therefore would be payable by the Fund. The Trustees also considered the Fund’s proposed Unitary Fee as compared with the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge, the Fund's proposed Unitary Fee and proposed total expense ratio would each be approximately at the median total expense ratio of the Broadridge expense group.
The Trustees considered that the Agreement provides for a unitary fee level that does not include pre-established breakpoints, and considered MFS’ observation that while fee waivers, breakpoints, and expense caps are common for mutual funds, these arrangements are not typically used by ETFs.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations and MFS had not to-date managed or offered ETFs as a product line. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
20

MFS Active Core Plus Bond ETF
Board Approval of Investment Management Agreement - continued
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Unitary Fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
21

MFS Active Growth ETF
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Active Growth ETF
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 1.5%
General Electric Co.	2,967	$ 614,110
Automotive – 2.1%
Tesla, Inc. (a)	2,967	$ 869,272
Broadcasting – 2.4%
Netflix, Inc. (a)	1,034	$ 1,013,899
Brokerage & Asset Managers – 4.0%
Apollo Global Management, Inc.	2,208	$ 329,588
Blackstone, Inc.	2,070	333,601
Intercontinental Exchange, Inc.	1,380	239,058
KKR & Co., Inc.	4,409	597,816
NASDAQ, Inc.	2,622	217,049
		$1,717,112
Business Services – 1.3%
Accenture PLC, “A”	1,532	$ 533,902
Computer Software – 16.9%
Atlassian Corp. (a)	1,707	$ 485,232
Autodesk, Inc. (a)	1,104	302,728
Intuit, Inc.	414	254,130
Microsoft Corp.	12,558	4,985,401
Salesforce, Inc.	1,684	501,579
ServiceNow, Inc. (a)	690	641,534
		$7,170,604
Computer Software - Systems – 6.6%
Apple, Inc.	10,695	$ 2,586,479
Shopify, Inc. (a)	2,001	224,112
		$2,810,591
Construction – 1.3%
Martin Marietta Materials, Inc.	690	$ 333,367
Sherwin-Williams Co.	552	199,973
		$533,340
Consumer Products – 0.4%
Colgate-Palmolive Co.	2,001	$ 182,431
Electrical Equipment – 0.8%
TE Connectivity PLC	2,277	$ 350,726
Electronics – 12.0%
ASML Holding N.V., ADR	345	$ 244,633
Broadcom, Inc.	2,346	467,863
KLA Corp.	414	293,460
EGOFS-ANN
1

MFS Active Growth ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
NVIDIA Corp.	29,061	$ 3,630,300
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,612	471,544
		$5,107,800
Energy - Renewables – 1.7%
GE Vernova, Inc.	2,125	$ 712,257
Gaming & Lodging – 1.1%
Hilton Worldwide Holdings, Inc.	897	$ 237,669
Marriott International, Inc., “A”	828	232,213
		$469,882
Insurance – 0.8%
Aon PLC	828	$ 338,751
Interactive Media Services – 13.8%
Alphabet, Inc., “A”	14,628	$ 2,490,856
Meta Platforms, Inc., “A”	5,037	3,365,723
		$5,856,579
Machinery & Tools – 2.2%
Eaton Corp. PLC	1,587	$ 465,499
Trane Technologies PLC	1,380	488,106
		$953,605
Medical Equipment – 4.2%
Boston Scientific Corp. (a)	2,277	$ 236,330
Danaher Corp.	1,104	229,367
Intuitive Surgical, Inc. (a)	690	395,474
Medtronic PLC	6,355	584,787
Thermo Fisher Scientific, Inc.	673	355,990
		$1,801,948
Other Banks & Diversified Financials – 6.2%
Mastercard, Inc., “A”	2,618	$ 1,508,779
Moody's Corp.	414	208,631
Visa, Inc., “A”	2,484	900,972
		$2,618,382
Pharmaceuticals – 5.5%
AbbVie, Inc.	3,519	$ 735,576
Eli Lilly & Co.	897	825,805
Vertex Pharmaceuticals, Inc. (a)	1,587	761,427
		$2,322,808
Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	966	$ 305,401
Specialty Stores – 12.1%
Amazon.com, Inc. (a)	18,078	$ 3,837,598
Costco Wholesale Corp.	621	651,187
Hermes International, ADR	1,173	332,182
2

MFS Active Growth ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
TJX Cos., Inc.	2,553	$ 318,512
		$5,139,479
Tobacco – 0.6%
Philip Morris International, Inc.	1,587	$ 246,429
Utilities - Electric Power – 0.9%
Constellation Energy	1,516	$ 379,826
Total Common Stocks (Identified Cost, $43,148,306)		$42,049,134
Mutual Funds – 0.9%
Money Market Funds – 0.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.31% (j) (Identified Cost, $380,446)	380,446	$ 380,446
Other Assets, Less Liabilities – 0.0%		17,583
Net Assets – 100.0%		$42,447,163
(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
3

MFS Active Growth ETF
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $43,528,752)	$42,429,580
Receivables for
Dividends	18,718
Total assets	$42,448,298
Liabilities
Payable to affiliates
Investment adviser	$1,135
Total liabilities	$1,135
Net assets	$42,447,163
Net assets consist of
Paid-in capital	$43,779,264
Total distributable earnings (loss)	(1,332,101)
Net assets	$42,447,163
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,725,000
Net asset value per share (net assets of $42,447,163 / 1,725,000 shares of beneficial interest outstanding)	$24.61
See Notes to Financial Statements
4

MFS Active Growth ETF
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 (c) Net investment income (loss)
Income
Dividends from unaffiliated issuers	$52,336
Foreign taxes withheld	(319)
Total investment income	$52,017
Expenses
Management fee	$41,554
Total expenses	$41,554
Net investment income (loss)	$10,463
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(243,392)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,099,172)
Net realized and unrealized gain (loss)	$(1,342,564)
Change in net assets from operations	$(1,332,101)
(c) For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
5

MFS Active Growth ETF
Financial Statements	Statement of Changes in Net Assets
This statement  describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
2/28/25 (c)
Change in net assets
From operations
Net investment income (loss)	$10,463
Net realized gain (loss)	(243,392)
Net unrealized gain (loss)	(1,099,172)
Change in net assets from operations	$(1,332,101)
Change in net assets from fund share transactions	$43,779,264
Total change in net assets	$42,447,163
Net assets
At beginning of period	—
At end of period	$42,447,163
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
6

MFS Active Growth ETF
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of the fund, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
Year ended
2/28/25(c)
Net asset value, beginning of period	$25.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	(0.84)
Total from investment operations	$(0.83)
Net asset value, end of period (x)	$24.61
Total return (%) (s)(x)	(3.28)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.49(a)
Net investment income (loss)	0.12(a)
Portfolio turnover rate (e)	4(n)
Net assets at end of period (000 omitted)	$42,447
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate excludes securities received or delivered in-kind in the process of creating or redeeming fund shares.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset value and total return have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
7

MFS Active Growth ETF
Notes to Financial Statements
(1)  Business and Organization
MFS Active Growth ETF (the fund) is a non-diversified series of MFS Active Exchange Traded Funds Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
8

MFS Active Growth ETF
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$42,049,134	$—	$—	$42,049,134
Investment Companies	380,446	—	—	380,446
Total	$42,429,580	$—	$—	$42,429,580
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
9

MFS Active Growth ETF
Notes to Financial Statements  - continued
During the year ended February 28, 2025, there were no significant adjustments due to differences between book and tax accounting.
The fund declared no distributions for the year ended February 28, 2025.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$43,528,752
Gross appreciation	1,328,046
Gross depreciation	(2,427,218)
Net unrealized appreciation (depreciation)	$(1,099,172)
Undistributed ordinary income	10,463
Capital loss carryforwards	(243,392)
Total distributable earnings (loss)	$(1,332,101)
As of February 28, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(243,392)
(3)  Transactions with Affiliates
Investment Adviser — The fund has an Investment Management Agreement (“Management Agreement”) with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.49% of the fund’s average daily net assets. Under the Management Agreement, MFS will pay substantially all the fund’s operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), litigation expenses, the cost of proxy solicitations and shareholder meetings, the fee paid to MFS pursuant to this agreement, and such other expenses as approved by a majority of the fund’s Board of Trustees.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund. The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Distribution Plan). The fund’s Board of Trustees has determined not to implement payments of Rule 12b-1 fees under the Distribution Plan at this time. The fund does not currently pay compensation to MFD for any distribution services provided.
Administrator — MFS provides certain financial, legal, and other administrative services to the fund. MFS bears the costs of the services under the Management Agreement.
Trustees’ and Officers’ Compensation — Under the Management Agreement, MFS pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. MFS also pays compensation to Trustees or officers of the fund who are also officers of the investment adviser for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFD. The fund did not pay any compensation to the independent Trustees for the period ended February 28, 2025.
Other - At February 28, 2025, MFS held approximately 79% of the outstanding shares of the fund.
(4)  Portfolio Securities
For the period ended February 28, 2025, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $1,604,970 and $1,635,822, respectively. Securities received and delivered in-kind through subscriptions and redemptions aggregated $43,422,550 and $0, respectively.
(5)  Purchase and Sales of Fund Shares
The fund issues and redeems shares through MFD at net asset value (“NAV”) only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). An Authorized Participant may purchase or redeem a Creation Unit each business day that the fund is open in exchange for the delivery or receipt of a designated portfolio of in-kind securities and/or cash.
10

MFS Active Growth ETF
Notes to Financial Statements  - continued
Individual fund shares may not be purchased or redeemed directly with the fund. Shares are listed for trading on the New York Stock Exchange, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). Transactions in fund shares were as follows:
	Year ended 2/28/25 (c)
	Shares	Amount
Shares sold	1,725,000	$43,779,264
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
11

MFS Active Growth ETF
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Active Growth ETF and the Board of Trustees of MFS Active Exchange Traded Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Active Growth ETF (the “Fund”) (one of the funds constituting MFS Active Exchange Traded Funds Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Active Exchange Traded Funds Trust) at February 28, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025
12

MFS Active Growth ETF
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026.
13

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Active Growth ETF.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Growth ETF.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Growth ETF. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
14

MFS Active Growth ETF
Board Approval of Investment Management Agreement
MFS Active Growth ETF
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment management agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In June and July 2024, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund. The independent Trustees observed that with respect to this Fund, MFS was proposing a unitary management fee structure, pursuant to which MFS would receive a fee covering investment management and administrative services, with MFS paying the Fund’s ordinary, recurring operating expenses (the “Unitary Fee”), subject to certain exceptions.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed Unitary Fee and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the total expense ratios for Class R6 shares of MFS mutual funds in the same Morningstar category as the Fund, and (iii) the Unitary Fees for certain fully transparent actively-managed exchange-traded funds (“ETFs”) in similar Morningstar categories that MFS believes will be key competitors to the Fund. In addition, in connection with the independent Trustees’ May and June and July 2024 meetings for the purpose of considering whether to approve the continuation of the investment advisory agreements for the MFS-advised mutual funds that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the MFS Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
The Trustees considered the proposed Unitary Fee structure to which the Fund would be subject, observing that many of the competitors of the Fund have adopted similar unitary fee structures. In assessing the reasonableness of the Fund’s proposed Unitary Fee, the Trustees considered, among other things, information on unitary fee structures generally, as well as the terms of the Agreement and descriptions of various services to be performed or procured by MFS under the Agreement, including portfolio management and portfolio trading practices and administrative services. The Trustees considered the categories of expenses which would be excluded from the Unitary Fee and therefore would be payable by the Fund. The Trustees also considered the Fund’s proposed Unitary Fee as compared with the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge, the Fund's proposed Unitary Fee and proposed total expense ratio would each be lower than the median total expense ratio of the Broadridge expense group.
The Trustees considered that the Agreement provides for a unitary fee level that does not include pre-established breakpoints, and considered MFS’ observation that while fee waivers, breakpoints, and expense caps are common for mutual funds, these arrangements are not typically used by ETFs.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations and MFS had not to-date managed or offered ETFs as a product line. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
15

MFS Active Growth ETF
Board Approval of Investment Management Agreement - continued
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Unitary Fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
16

MFS Active Intermediate Muni Bond ETF
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Active Intermediate Muni Bond ETF
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.5%
Alabama – 4.2%
Black Belt Energy Gas District, AL, Gas Project Rev. (Project No. 8), “A”, 4%, 12/01/2052 (Put Date 12/01/2029)	$165,000	$ 164,928
Black Belt Energy Gas District, AL, Gas Project Rev., “D”, 5%, 3/01/2055 (Put Date 11/01/2034)	250,000	270,574
Black Belt Energy Gas District, AL, Gas Project Rev., “B”, 5%, 10/01/2055 (Put Date 9/01/2032)	250,000	266,288
Jacksonville, AL, Public Educational Building Authority, Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, BAM, 5.125%, 8/01/2044	250,000	268,720
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 3.3%, 7/15/2034 (Put Date 3/12/2026)	150,000	150,351
Southeast Alabama Energy Authority Energy Supply Rev., “A”, 5%, 11/01/2035	250,000	265,551
Southeast Alabama Energy Authority Energy Supply Rev., “C”, 5%, 5/01/2055 (Put Date 2/01/2031)	215,000	229,296
		$1,615,708
Arizona – 1.9%
Arizona Industrial Development Authority, National Education Rev. (Equitable School Revolving Fund LLC), “A”, 5%, 11/01/2038	$190,000	$ 199,102
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Rev., “A”, 4.15%, 9/01/2040 (w)	250,000	250,341
Pima County, AZ, Industrial Development Authority, Single Family Mortgage Rev., “A”, GNMA, 6%, 7/01/2055	250,000	276,012
		$725,455
California – 7.1%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5%, 8/01/2055 (Put Date 10/01/2032)	$250,000	$ 268,720
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “D”, 5%, 2/01/2055 (Put Date 9/01/2032)	250,000	272,237
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “F”, 5%, 2/01/2055 (Put Date 11/01/2032)	500,000	543,402
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “H”, 5%, 1/01/2056 (Put Date 8/01/2033)	245,000	269,942
California Municipal Finance Authority, COP (Palomar Health), “A”, AGM, 5%, 11/01/2033	170,000	178,964
California Municipal Finance Authority, Multi-Family Housing Rev. (View at Sun Bruno), “A-1”, 5%, 6/01/2056 (Put Date 7/01/2028)	500,000	532,400
California Statewide Communities Development Authority, Infrastructure Program Rev., “C-2”, 5%, 9/02/2028	85,000	88,588
California Statewide Communities Development Authority, Infrastructure Program Rev., “C-2”, 5%, 9/02/2029	100,000	105,027
Central Valley, CA, Energy Authority Commodity Supply Rev., 5%, 12/01/2055 (Put Date 8/01/2035)	100,000	109,753
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	350,000	366,499
		$2,735,532
Colorado – 5.2%
Adams County, CO, Bromley Park Metropolian District No. 3 General Obligation, AGM, 5%, 12/01/2039	$225,000	$ 242,818
Arapahoe County, CO, Cherry Creek School District No. 5, General Obligation, 5.25%, 12/15/2042	500,000	570,466
Bennett, CO, Wastewater Rev., AGM, 5%, 12/01/2044	250,000	270,691
Colorado Educational & Cultural Facilities Authority, Charter School Refunding & Improvement Rev. (Liberty Common School), “A”, BAM, 5%, 1/15/2035	250,000	281,769
Denver, CO, Department of Aviation Airport System Rev. “A” , 5%, 11/15/2029	110,000	114,260
Denver, CO, Department of Aviation Airport System Rev. “A” , 5%, 11/15/2034	150,000	163,658
Douglas County, CO, Lanterns Metropolitan District No. 1, AGM, 5%, 12/01/2034	250,000	268,441
Douglas County, CO, Mirabelle Metropolitan District No. 2, “A”, AGM, 5%, 12/01/2040	105,000	112,597
		$2,024,700
Delaware – 0.7%
Delaware Housing Authority, Senior Single Family Rev., “A”, GNMA, 5.75%, 1/01/2055	$245,000	$ 266,448
EMUFS-ANN

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
District of Columbia – 1.3%
District of Columbia Housing Finance Agency (Belmont Crossing Phase II), 5%, 3/01/2029 (Put Date 2/01/2028)	$100,000	$ 104,808
District of Columbia Housing Finance Agency, Multi-Family Housing Rev. (2911 Rhode Island Avenue Apartments Project), “A”, FHA, 5%, 3/01/2028	250,000	262,705
Metropolitan Washington, D.C., Airport System Refunding Rev., “A”, 5%, 10/01/2036	115,000	119,598
		$487,111
Florida – 5.0%
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	$125,000	$ 126,523
Florida Higher Educational Facilities Financial Authority Rev. (Nova Southeastern University Project), 5%, 4/01/2036	105,000	106,471
Florida Housing Finance Corp, Multi-Family Mortgage Rev. (The Enclave at Canopy Park), “I”, 3.3%, 7/01/2058 (Put Date 1/01/2028)	250,000	249,773
Hillsborough County, FL, Aviation Authority, Tampa International Airport Rev., “A”, 5%, 10/01/2035	180,000	192,620
Lee County, FL, Airport Rev., “B”, 4%, 10/01/2038	250,000	249,460
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Obligated Group Project), “C”, 5%, 11/15/2044	200,000	209,769
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2038	250,000	251,305
Miami-Dade County, FL, Seaport Refunding Rev., “A”, 5%, 10/01/2036	250,000	267,003
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Rev., 5.25%, 10/01/2042	250,000	272,938
		$1,925,862
Georgia – 2.2%
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Housing Rev. (North Block), 3.4%, 2/01/2029 (Put Date 2/01/2028)	$100,000	$ 100,426
DeKalb County, GA, Housing Authority Multi-Family Housing Rev. (The Avenues of North Decatur), 4.125%, 12/01/2034	120,000	120,346
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “E”, 5%, 5/01/2055 (Put Date 12/01/2032)	250,000	266,738
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “D”, 5%, 4/01/2054 (Put Date 4/01/2031)	345,000	369,697
		$857,207
Hawaii – 1.1%
Hawaii Airports System Rev., “C”, 5%, 7/01/2043 (w)	$200,000	$ 211,884
Hawaii Harbor System Rev., “A”, 4%, 7/01/2036	215,000	215,196
		$427,080
Idaho – 0.2%
Idaho Health Facilities Authority Rev. (St. Lukes Health System Project), “C”, 5%, 3/01/2060 (Put Date 3/01/2035)	$70,000	$ 78,452
Illinois – 4.7%
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.25%, 4/01/2033	$100,000	$ 110,868
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 7%, 12/01/2042 (n)	250,000	265,661
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	130,000	134,662
Chicago, IL, General Obligation, “A”, 5%, 1/01/2041	100,000	103,705
Chicago, IL, Midway Airport Refunding Rev., “A”, 5%, 1/01/2028	250,000	260,403
Cook County, IL, Community College District No. 152 (Hazel Crest), AGM, 5%, 12/01/2036	300,000	334,451
State of Illinois, General Obligation, 5.5%, 5/01/2039	250,000	271,483
Trustees of the University of Illinois, Housing and Auxiliary Facilities System Rev., “A” , BAM, 5%, 4/01/2039	310,000	335,946
		$1,817,179
Indiana – 1.6%
Gary/Chicago International Airport Authority, IN, Development Zone Rev., AGM, 5.25%, 2/01/2042 (w)	$100,000	$ 107,367
Indiana Finance Authority, Health System Rev. (Franciscan Alliance, Inc. Obligated Group), “B”, 5%, 11/01/2041	250,000	251,533
Westfield Washington, IN, Multi-School Building Corp. (Hamilton County), “A”, BAM, 5.25%, 7/15/2043	250,000	277,586
		$636,486
Iowa – 0.7%
Iowa Student Loan Liquidity Corp. Rev., “B”, 5%, 12/01/2033	$250,000	$ 268,639

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Kentucky – 0.7%
Kentucky Economic Development Finance Authority Rev. (Commonspirit Health), “A-2”, 5%, 8/01/2032	$125,000	$ 134,100
Kentucky Economic Development Finance Authority Rev. (Commonspirit Health), “A-2”, 5%, 8/01/2035	125,000	132,996
		$267,096
Louisiana – 2.3%
Juban Crossing Economic Development District, LA Refunding Rev. (General Infrastructure Projects), “C”, 5%, 9/15/2036	$250,000	$ 273,768
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Calcasieu Parish School Project), BAM, 5%, 12/01/2039	250,000	273,584
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/2036	355,000	361,760
		$909,112
Maine – 1.0%
Maine Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4.625%, 12/01/2047 (Put Date 6/01/2035)	$100,000	$ 102,488
Maine Health & Higher Educational Facilities Authority Rev. (University of New England), “B”, 4%, 7/01/2037	300,000	300,342
		$402,830
Maryland – 0.8%
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 4%, 6/01/2042	$210,000	$ 192,104
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “B”, 5%, 7/01/2045 (Put Date 7/01/2031)	100,000	110,074
		$302,178
Massachusetts – 2.4%
Dover, MA, General Obligation Municipal Purpose Loan , 5%, 6/15/2039	$115,000	$ 127,108
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2029	250,000	252,067
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	125,000	127,180
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2029	300,000	315,231
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2039	105,000	109,367
		$930,953
Michigan – 0.7%
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2042	$250,000	$ 253,741
Minnesota – 3.5%
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2037	$150,000	$ 155,411
Edina, MN, General Obligation Capital Improvement Plan and Sales Tax Rev., “B”, 4%, 2/01/2042	250,000	253,024
Minneapolis, MN, Health Care Systems Rev. (Fairview Health Services), “A”, 5%, 11/15/2035	160,000	166,501
Minnesota General Obligation State Trunk Highway Rev., “B”, 4%, 8/01/2041	500,000	507,303
Minnesota Housing Finance Agency, Residential Housing Finance Rev., “F”, 5.75%, 7/01/2053	245,000	262,487
		$1,344,726
Missouri – 0.6%
Springfield, MO, Public Utility Refunding Rev., 4%, 8/01/2036	$250,000	$ 250,310
New Hampshire – 1.0%
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth Hitchcock Obligated Group), “A”, 5%, 8/01/2038	$250,000	$ 258,420
New Hampshire Health & Education Facilities Authority, Education Loan Rev. (Granite Advance Corp. Issue), “B”, 5%, 10/01/2035	125,000	137,576
		$395,996

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New Jersey – 2.2%
New Jersey Housing & Mortgage Finance Agency, Multi-Family Rev., “B”, 3.5%, 5/01/2029	$250,000	$ 250,842
New Jersey Transportation Trust Fund Authority, “A”, 4.25%, 6/15/2040	210,000	215,255
New Jersey Transportation Trust Fund Authority, “CC”, 5%, 6/15/2042	250,000	275,448
Passaic County, NJ, Improvement Authority, Charter School Rev. (Paterson Charter School for Science and Technology Inc., Project), 4.125%, 7/01/2033 (w)	100,000	101,105
		$842,650
New Mexico – 1.9%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039	$225,000	$ 225,489
Santa Fe County, NM, Multi-Family Housing Rev. (Cresta Ranch Apartments), 3.29%, 12/10/2049 (Put Date 6/01/2028)	500,000	501,323
		$726,812
New York – 7.3%
New York Dormitory Authority Rev. ( White Plains Hospital Obligated Group), AGM, 5.25%, 10/01/2044	$175,000	$ 191,143
New York Dormitory Authority Rev., “B”, 5%, 7/01/2042	250,000	265,952
New York Dormitory Authority Rev., State Sales Tax Rev., “B”, 5%, 3/15/2042	250,000	277,639
New York Housing Finance Agency, 320 West 38th Street Housing Rev., “A”, FHLMC, 3.57%, 5/01/2042 (Put Date 11/01/2031)	250,000	251,822
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2029	120,000	124,279
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), 5%, 12/01/2032	200,000	216,713
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “F-2”, 3.4%, 11/01/2064 (Put Date 1/02/2029)	500,000	498,822
New York, NY, Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), “E”, 4.375%, 12/15/2031	100,000	102,189
New York, NY, Transitional Finance Authority Rev., “D”, 5%, 5/01/2042	250,000	276,347
New York, NY, Transitional Finance Authority Rev., “D-1”, 4%, 11/01/2042	250,000	250,044
Rockland County, NY, Solid Waste Management Authority, Special Obligation Rev. (Animal Shelter Project), “A”, 5.5%, 12/15/2044	340,000	383,388
		$2,838,338
North Carolina – 2.5%
Cumberland County, NC, Industrial Facilities and Pollution Control Financing Authority, Solid Waste Disposal Rev. (Project Aero), 3.75%, 12/01/2027 (Put Date 11/01/2025)	$15,000	$ 15,001
Greater Asheville, NC, Regional Airport Authority System Rev., “A”, AGM, 5.25%, 7/01/2038	500,000	548,680
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2030	125,000	125,318
Raleigh, NC, Housing Authority, Multi-Family Housing Rev. (919 at Cross Link), “B”, 5%, 8/01/2028 (Put Date 8/01/2027)	250,000	259,681
		$948,680
North Dakota – 0.7%
Grand Forks, ND, Health Care Systems Rev. (Altru Health System), 5%, 12/01/2030	$120,000	$ 127,044
Horace, ND, Refunding Improvement, “C”, 5.5%, 5/01/2038	125,000	132,908
		$259,952
Ohio – 2.5%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2033	$250,000	$ 264,855
Columbus, OH, Metropolitan Housing Authority, General Rev. (Orchards Project and the Eden Park Project), 5%, 12/01/2034	250,000	265,420
Columbus, OH, Regional Airport Authority Rev. (John Glenn Columbus International Airport), “A”, AGM, 5%, 1/01/2035	100,000	110,892
Hamilton County, OH, Various Purpose General Obligation, 4%, 12/17/2025	100,000	100,766
Ohio State Healthcare Facility Rev. (Otterbein Homes Obligated Group), 4%, 7/01/2036	240,000	241,869
		$983,802

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Oklahoma – 1.7%
Cleveland County, OK, Home Loan Authority, Single Family Mortgage Rev., “A”, GNMA, 5.75%, 1/01/2056	$250,000	$ 274,816
Oklahoma Turnpike Authority, Turnpike System Refunding Second Senior Rev., “B”, 5%, 1/01/2037 (w)	100,000	113,490
Tulsa, OK, Airport Improvement Trust General Rev., “A”, BAM, 5%, 6/01/2028	245,000	257,123
		$645,429
Pennsylvania – 8.9%
Adams County, PA, General Authority Rev. (Brethren Home Community Project), “A”, 5%, 6/01/2034	$125,000	$ 132,759
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2036	245,000	255,254
DuBois, PA, Hospital Rev. (Penn Highlands Healthcare), 5%, 7/15/2036	140,000	147,816
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Luthercare Project), “A”, 4%, 12/01/2035	240,000	244,197
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5.5%, 6/30/2042	500,000	540,681
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	500,000	507,585
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 4.15%, 4/01/2034 (Put Date 4/15/2025)	105,000	105,051
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “1A”, 4.125%, 6/01/2045	149,000	146,126
Pennsylvania Housing Finance Agency, Multi-family Housing Development (Country Commons Apartments), FNMA, 3.6%, 8/01/2035	183,389	179,285
Pennsylvania Public School Building Authority, College Rev. (Delaware County Community College Project), BAM, 5.25%, 10/01/2044	265,000	280,463
Pennsylvania School District Authority Rev. (William Penn School District Project), “B”, BAM, 5%, 3/15/2043 (w)	100,000	105,795
Philadelphia, PA, Authority for Industrial Development, Hospital Rev. (Children's Hospital of Philadelphia Project), 5%, 7/01/2033	250,000	260,310
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), AGM, 5%, 7/01/2036	115,000	125,253
Philadelphia, PA, Housing Authority General Rev. (PHA Headquarters Project), 5%, 5/01/2039	250,000	256,792
Southeastern Pennsylvania Transportation Authority Rev. (Asset Improvement Program), 5.25%, 6/01/2047	135,000	145,621
		$3,432,988
Puerto Rico – 2.2%
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, “A-1”, 5.625%, 7/01/2027	$125,000	$ 130,735
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	325,000	324,551
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	250,000	249,071
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	201,000	148,529
		$852,886
Rhode Island – 1.2%
Rhode Island Health & Educational Building Corp., Hospital Financing Rev. (Lifespan Obligated Group), 4%, 5/15/2036	$125,000	$ 121,860
Rhode Island Student Loan Authority, Education Loan Rev., “B”, 5%, 12/01/2033	250,000	268,639
Rhode Island Student Loan Authority, Education Loan Rev., “B”, 4.125%, 12/01/2043	65,000	63,236
		$453,735
South Carolina – 1.6%
Florence County, SC, Special Source Rev. (Savannah Grove Infrastructure Projects), 5%, 12/01/2036	$150,000	$ 167,482
South Carolina Jobs & Economic Development Authority, Economic Development Rev. (Foothill Affordable Housing Foundation - Paddock Club and Fairway Projects), FHLMC, 4%, 3/01/2062 (Put Date 3/01/2035) (w)	100,000	100,049
South Carolina Jobs & Economic Development Authority, Solid Waste Disposal Rev. (Enerra South Carolina Project), 3.7%, 12/15/2027 (Put Date 12/01/2026)	105,000	104,782
South Carolina Public Service Authority Rev. (Santee Cooper), “A”, 5%, 12/01/2038	125,000	126,967
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 12/01/2032	125,000	128,342
		$627,622

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – 7.0%
Arlington, TX, Higher Education Finance Corporation Education Rev. (Riverwalk Education Foundation, Inc.), 5%, 8/15/2042	$250,000	$ 266,425
Celina, TX, Special Assessment Refunding & Improvement Rev. (The Lakes at Mustang Ranch Public Improvement District Major Improvement Area and Phases #2-7 Project), AGM, 5%, 9/01/2035	250,000	269,159
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4%, 12/01/2034	250,000	248,877
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4.125%, 12/01/2039	20,000	19,631
Galveston, TX, Wharves and Terminal First Lien Rev., 5.25%, 8/01/2037	250,000	270,921
Houston, TX, Airport System Rev. (United Airlines, Inc. Terminal Improvement Project), 5.25%, 7/15/2034	150,000	161,317
Houston, TX, Redevelopment Authority Tax Increment Contract Rev., AGM, 5%, 9/01/2037	150,000	165,750
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 3.7%, 1/01/2026 (Put Date 5/01/2025)	100,000	99,995
New Hope, TX, Cultural Education Facilities Finance Corporation Retirement Facility Rev. (Morningside Ministries Project), “A”, 5%, 1/01/2035	150,000	150,227
New Hope, TX, Cultural Education Facilities Finance Corporation Retirement Facility Rev. (Westminster Project), 5%, 11/01/2035 (w)	160,000	176,139
Tarrant County, TX, Cultural Educational Facilities Finance Refunding Rev. (Trinity Terrace Project), 5%, 10/01/2038	135,000	148,109
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., GNMA, 5.75%, 1/01/2056	250,000	276,433
Texas Municipal Gas Acquisition and Supply Corp. V, Gas Supply Rev., 5%, 1/01/2055 (Put Date 1/01/2034)	250,000	270,013
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC), 5.375%, 6/30/2038	160,000	171,005
		$2,694,001
Utah – 1.2%
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2042	$295,000	$ 300,279
Utah Charter School Finance Authority, Charter School Rev. (Lakeview Academy), 5%, 4/15/2040 (w)	150,000	163,009
		$463,288
Vermont – 0.7%
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2033	$250,000	$ 265,266
Virginia – 1.5%
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 4%, 7/01/2036	$320,000	$ 322,550
Virginia Small Business Financing Authority Rev. (I-495 HOT Lanes Project), 5%, 12/31/2038	125,000	133,468
Virginia Small Business Financing Authority Rev. (I-495 HOT Lanes Project), 5%, 12/31/2040	125,000	132,167
		$588,185
Washington – 2.4%
Kenmore, WA, Limited Tax General Obligation , 5%, 12/01/2044	$250,000	$ 270,970
Seattle, WA, Port Intermediate Lien Refunding Rev., “A”, 5%, 5/01/2033	250,000	256,786
Seattle, WA, Port Intermediate Lien Refunding Rev., “A”, 5%, 5/01/2036	250,000	256,001
Vancouver, WA, Housing Authority Multi-Family Rev. (Cascara Project), “A”, 5%, 12/01/2042	125,000	130,735
		$914,492
Wisconsin – 2.1%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Senior Credit Group), “A”, 4%, 11/15/2032	$175,000	$ 176,246
Wisconsin Public Finance Authority Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2033	125,000	131,831
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	120,000	120,035
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5%, 6/15/2032	125,000	132,213
Wisconsin Public Finance Authority Rev., Taxable (Kahala Nui Project), 5%, 11/15/2037	150,000	164,259
Wisconsin Public Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A-3”, 3.7%, 9/01/2027 (Put Date 5/01/2025)	100,000	99,995
		$824,579
Total Municipal Bonds (Identified Cost, $37,309,346)		$37,285,506

MFS Active Intermediate Muni Bond ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds – 6.2%
Money Market Funds – 6.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.31% (j) (Identified Cost, $2,383,750)	2,383,750	$ 2,383,750
Other Assets, Less Liabilities – (2.7)%		(1,058,021)
Net Assets – 100.0%		$38,611,235
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $512,876, representing 1.3% of net assets.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
See Notes to Financial Statements

MFS Active Intermediate Muni Bond ETF
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $39,693,096)	$39,669,256
Receivables for
Investments sold	5,048
Interest and dividends	361,449
Total assets	$40,035,753
Liabilities
Payables for
Distributions	$104,997
When-issued investments purchased	1,318,800
Payable to affiliates
Investment adviser	721
Total liabilities	$1,424,518
Net assets	$38,611,235
Net assets consist of
Paid-in capital	$38,619,961
Total distributable earnings (loss)	(8,726)
Net assets	$38,611,235
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,550,000
Net asset value per share (net assets of $38,611,235 / 1,550,000 shares of beneficial interest outstanding)	$24.91
See Notes to Financial Statements

MFS Active Intermediate Muni Bond ETF
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 (c) Net investment income (loss)
Income
Interest	$276,792
Dividends from unaffiliated issuers	29,528
Total investment income	$306,320
Expenses
Management fee	$25,672
Miscellaneous	10
Total expenses	$25,682
Net investment income (loss)	$280,638
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(444)
Futures contracts	932
Net realized gain (loss)	$488
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(23,840)
Net realized and unrealized gain (loss)	$(23,352)
Change in net assets from operations	$257,286
(c) For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements

MFS Active Intermediate Muni Bond ETF
Financial Statements	Statement of Changes in Net Assets
This statement  describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
2/28/25 (c)
Change in net assets
From operations
Net investment income (loss)	$280,638
Net realized gain (loss)	488
Net unrealized gain (loss)	(23,840)
Change in net assets from operations	$257,286
Total distributions to shareholders	$(266,012)
Change in net assets from fund share transactions	$38,611,794
Miscellaneous capital	$8,167
Total change in net assets	$38,611,235
Net assets
At beginning of period	—
At end of period	$38,611,235
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements

MFS Active Intermediate Muni Bond ETF
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of the fund, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
Year ended
2/28/25(c)
Net asset value, beginning of period	$25.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22
Net realized and unrealized gain (loss)	(0.13)
Total from investment operations	$0.09
Less distributions declared to shareholders
From net investment income	$(0.19)
Miscellaneous capital (d)	$0.01
Net asset value, end of period (x)	$24.91
Total return (%) (s)(x)	0.41(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.34(a)
Net investment income (loss)	3.72(a)
Portfolio turnover rate (e)	7(n)
Net assets at end of period (000 omitted)	$38,611
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate excludes securities received or delivered in-kind in the process of creating or redeeming fund shares.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset value and total return have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Active Intermediate Muni Bond ETF
Notes to Financial Statements
(1)  Business and Organization
MFS Active Intermediate Muni Bond ETF (the fund) is a diversified series of MFS Active Exchange Traded Funds Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and certain distributions made by the fund could be taxable to shareholders.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.

MFS Active Intermediate Muni Bond ETF
Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$37,285,506	$—	$37,285,506
Investment Companies	2,383,750	—	—	2,383,750
Total	$2,383,750	$37,285,506	$—	$39,669,256
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At February 28, 2025, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended February 28, 2025 as reported in the Statement of Operations:

MFS Active Intermediate Muni Bond ETF
Notes to Financial Statements  - continued
Risk	Futures Contracts
Interest Rate	$932
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

MFS Active Intermediate Muni Bond ETF
Notes to Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities.
The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 2/28/25 (c)
Ordinary income (including any short-term capital gains)	$12,726
Tax-exempt income	253,286
Total distributions	$266,012
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$39,684,860
Gross appreciation	163,780
Gross depreciation	(179,384)
Net unrealized appreciation (depreciation)	$(15,604)
Undistributed ordinary income	14,638
Undistributed tax-exempt income	96,749
Undistributed long-term capital gain	488
Other temporary differences	(104,997)
Total distributable earnings (loss)	$(8,726)
(3)  Transactions with Affiliates
Investment Adviser — The fund has an Investment Management Agreement (“Management Agreement”) with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets. Under the Management Agreement, MFS will pay substantially all the fund’s operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), litigation expenses, the cost of proxy solicitations and shareholder meetings, the fee paid to MFS pursuant to this agreement, and such other expenses as approved by a majority of the fund’s Board of Trustees.

MFS Active Intermediate Muni Bond ETF
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund. The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Distribution Plan). The fund’s Board of Trustees has determined not to implement payments of Rule 12b-1 fees under the Distribution Plan at this time. The fund does not currently pay compensation to MFD for any distribution services provided.
Administrator — MFS provides certain financial, legal, and other administrative services to the fund. MFS bears the costs of the services under the Management Agreement.
Trustees’ and Officers’ Compensation — Under the Management Agreement, MFS pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. MFS also pays compensation to Trustees or officers of the fund who are also officers of the investment adviser for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFD. The fund did not pay any compensation to the independent Trustees for the period ended February 28, 2025.
 Other —  At February 28, 2025, MFS held approximately 95% of the outstanding shares of the fund.
(4)  Portfolio Securities
For the period ended February 28, 2025, purchases and sales of investments, other than short-term obligations, aggregated $39,504,042 and $2,251,686, respectively.
(5)  Purchase and Sales of Fund Shares
The fund issues and redeems shares through MFD at net asset value (“NAV”) only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). An Authorized Participant may purchase or redeem a Creation Unit each business day that the fund is open in exchange for the delivery or receipt of a designated portfolio of in-kind securities and/or cash. Authorized Participants transacting in Creation units for cash may also pay a variable fee to compensate the fund for transaction costs associated with investing the cash in portfolio securities. These fees are included in “Miscellaneous capital” in the Statement of Changes in Net Assets.
Individual fund shares may not be purchased or redeemed directly with the fund. Shares are listed for trading on the New York Stock Exchange, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). Transactions in fund shares were as follows:
	Year ended 2/28/25 (c)
	Shares	Amount
Shares sold	1,550,000	$38,611,794
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.

MFS Active Intermediate Muni Bond ETF
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Active Intermediate Muni Bond ETF and the Board of Trustees of MFS Active Exchange Traded Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Active Intermediate Muni Bond ETF (the “Fund”) (one of the funds constituting MFS Active Exchange Traded Funds Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Active Exchange Traded Funds Trust ) at February 28, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025

MFS Active Intermediate Muni Bond ETF
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
Of the dividends paid from net investment income during the fiscal year, 95.22% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Active Intermediate Muni Bond ETF.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Intermediate Muni Bond ETF.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Intermediate Muni Bond ETF. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

MFS Active Intermediate Muni Bond ETF
Board Approval of Investment Management Agreement
MFS Active Intermediate Muni Bond ETF
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment management agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In June and July 2024, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund. The independent Trustees observed that with respect to this Fund, MFS was proposing a unitary management fee structure, pursuant to which MFS would receive a fee covering investment management and administrative services, with MFS paying the Fund’s ordinary, recurring operating expenses (the “Unitary Fee”), subject to certain exceptions.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed Unitary Fee and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the total expense ratios for Class R6 shares of MFS mutual funds in the same Morningstar category as the Fund, and (iii) the Unitary Fees for certain fully transparent actively-managed exchange-traded funds (“ETFs”) in similar Morningstar categories that MFS believes will be key competitors to the Fund. In addition, in connection with the independent Trustees’ May and June and July 2024 meetings for the purpose of considering whether to approve the continuation of the investment advisory agreements for the MFS-advised mutual funds that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the MFS Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
The Trustees considered the proposed Unitary Fee structure to which the Fund would be subject, observing that many of the competitors of the Fund have adopted similar unitary fee structures. In assessing the reasonableness of the Fund’s proposed Unitary Fee, the Trustees considered, among other things, information on unitary fee structures generally, as well as the terms of the Agreement and descriptions of various services to be performed or procured by MFS under the Agreement, including portfolio management and portfolio trading practices and administrative services. The Trustees considered the categories of expenses which would be excluded from the Unitary Fee and therefore would be payable by the Fund. The Trustees also considered the Fund’s proposed Unitary Fee as compared with the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge, the Fund's proposed Unitary Fee and proposed total expense ratio would each be approximately at the median total expense ratio of the Broadridge expense group.
The Trustees considered that the Agreement provides for a unitary fee level that does not include pre-established breakpoints, and considered MFS’ observation that while fee waivers, breakpoints, and expense caps are common for mutual funds, these arrangements are not typically used by ETFs.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations and MFS had not to-date managed or offered ETFs as a product line. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

MFS Active Intermediate Muni Bond ETF
Board Approval of Investment Management Agreement - continued
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Unitary Fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.

MFS Active International ETF
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Active International ETF
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace & Defense – 2.1%
MTU Aero Engines Holding AG	2,250	$ 779,569
Rolls-Royce Holdings PLC (a)	274,185	2,566,035
		$3,345,604
Airlines – 1.5%
Ryanair Holdings PLC, ADR	48,500	$ 2,353,705
Alcoholic Beverages – 2.2%
China Resources Beer Holdings Co. Ltd.	315,750	$ 1,010,946
Diageo PLC	33,750	918,282
Heineken N.V.	6,143	517,442
Pernod Ricard S.A.	9,500	1,017,511
		$3,464,181
Apparel Manufacturers – 3.7%
Compagnie Financiere Richemont S.A.	17,750	$ 3,607,204
LVMH Moet Hennessy Louis Vuitton SE	3,250	2,342,777
		$5,949,981
Automotive – 2.5%
Bridgestone Corp.	22,214	$ 861,496
BYD Co. Ltd., ADR	13,250	1,269,549
DENSO Corp.	99,500	1,278,988
Mahindra & Mahindra Ltd.	21,500	635,169
		$4,045,202
Brokerage & Asset Managers – 4.3%
B3 S.A. - Brasil Bolsa Balcao	663,436	$ 1,171,900
Deutsche Boerse AG	11,500	2,996,696
Hong Kong Exchanges & Clearing Ltd.	23,750	1,068,850
London Stock Exchange Group PLC	11,500	1,713,479
		$6,950,925
Business Services – 5.6%
CGI, Inc.	18,750	$ 1,943,624
Compass Group PLC	101,000	3,523,037
Experian PLC	54,889	2,598,848
Tata Consultancy Services Ltd.	25,250	1,005,123
		$9,070,632
Computer Software – 5.1%
Check Point Software Technologies Ltd. (a)	11,250	$ 2,477,925
Dassault Systemes SE	32,318	1,273,282
SAP SE	15,924	4,382,427
		$8,133,634
EIEFS-ANN
1

MFS Active International ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 6.7%
Amadeus IT Group S.A.	23,907	$ 1,803,450
Hitachi Ltd.	134,950	3,361,760
Hon Hai Precision Industry Co. Ltd.	256,004	1,357,553
Samsung Electronics Co. Ltd.	50,500	1,881,366
Sony Group Corp.	94,500	2,347,198
		$10,751,327
Construction – 1.2%
Compagnie de Saint-Gobain S.A.	19,750	$ 1,981,566
Consumer Products – 1.5%
Beiersdorf AG	17,750	$ 2,435,114
Electrical Equipment – 3.3%
Mitsubishi Electric Corp.	103,218	$ 1,581,851
Schneider Electric SE	15,250	3,700,992
		$5,282,843
Electronics – 5.2%
Hoya Corp.	5,000	$ 581,094
Kyocera Corp.	64,480	710,614
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	39,500	7,130,935
		$8,422,643
Energy - Independent – 1.5%
Reliance Industries Ltd.	96,250	$ 1,320,053
Woodside Energy Group Ltd.	76,250	1,171,946
		$2,491,999
Energy - Integrated – 2.3%
Eni S.p.A.	123,000	$ 1,767,688
Suncor Energy, Inc.	50,500	1,933,140
		$3,700,828
Food & Beverages – 2.2%
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	250,000	$ 970,727
Nestle S.A.	26,750	2,580,940
		$3,551,667
Food & Drug Stores – 1.9%
Seven & I Holdings Co. Ltd.	95,478	$ 1,359,849
Tesco PLC	362,750	1,734,864
		$3,094,713
Gaming & Lodging – 0.6%
Sands China Ltd. (a)	430,000	$ 984,178
Insurance – 4.6%
AIA Group Ltd., ADR	74,500	$ 2,288,640
Intact Financial Corp.	8,250	1,625,480
Prudential PLC	64,500	590,173
Sompo Holdings, Inc.	27,509	808,631
2

MFS Active International ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Zurich Insurance Group AG	3,250	$ 2,136,552
		$7,449,476
Leisure & Toys – 3.9%
NetEase, Inc., ADR	12,750	$ 1,271,430
Tencent Holdings Ltd., ADR	80,750	4,975,007
		$6,246,437
Machinery & Tools – 1.4%
Daikin Industries Ltd.	13,250	$ 1,381,904
SMC Corp.	2,216	794,925
		$2,176,829
Major Banks – 7.3%
Banco Bradesco S.A., ADR	394,500	$ 769,275
DBS Group Holdings Ltd.	52,000	1,766,103
ING Groep N.V.	134,250	2,387,546
Royal Bank of Canada	7,000	827,190
Sumitomo Mitsui Financial Group, Inc.	61,566	1,550,857
Toronto-Dominion Bank	31,000	1,857,210
UBS Group AG	74,250	2,546,032
		$11,704,213
Medical Equipment – 4.1%
EssilorLuxottica	8,750	$ 2,604,137
Olympus Corp.	85,821	1,167,008
QIAGEN N.V.	21,672	832,205
Sonova Holding AG	2,250	720,139
Terumo Corp.	70,432	1,245,959
		$6,569,448
Metals & Mining – 1.5%
Gerdau S.A., ADR	351,500	$ 994,745
Glencore PLC	124,750	500,820
Rio Tinto PLC	15,750	949,783
		$2,445,348
Natural Gas - Distribution – 1.1%
ENGIE S.A.	99,250	$ 1,774,978
Other Banks & Diversified Financials – 7.0%
AIB Group PLC	266,000	$ 1,857,043
Credicorp Ltd.	6,750	1,235,385
Edenred	23,000	731,757
HDFC Bank Ltd., ADR	43,250	2,665,065
Intesa Sanpaolo S.p.A.	432,750	2,124,706
KBC Group N.V.	14,000	1,213,823
Kotak Mahindra Bank Ltd.	66,250	1,440,743
		$11,268,522
3

MFS Active International ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 5.0%
Merck KGaA	13,250	$ 1,869,992
Novartis AG	19,250	2,082,014
Novo Nordisk A.S., “B”	16,750	1,501,579
Roche Holding AG	7,750	2,568,027
		$8,021,612
Precious Metals & Minerals – 0.8%
Franco-Nevada Corp.	9,500	$ 1,357,930
Printing & Publishing – 1.5%
RELX PLC	35,250	$ 1,692,938
Wolters Kluwer N.V.	4,250	650,729
		$2,343,667
Railroad & Shipping – 1.5%
Canadian National Railway Co.	12,750	$ 1,292,340
Canadian Pacific Kansas City Ltd.	15,250	1,188,280
		$2,480,620
Restaurants – 0.8%
Yum China Holdings, Inc.	26,250	$ 1,297,013
Specialty Chemicals – 4.9%
Air Liquide S.A.	20,500	$ 3,755,943
FUJIFILM Holdings Corp.	50,606	1,017,936
Linde PLC	3,000	1,401,150
Shin-Etsu Chemical Co. Ltd.	39,500	1,178,689
Sika AG	2,000	506,562
		$7,860,280
Total Common Stocks (Identified Cost, $156,102,761)		$159,007,115
Mutual Funds – 0.8%
Money Market Funds – 0.8%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.31% (j) (Identified Cost, $1,279,318)	1,279,318	$ 1,279,318
Other Assets, Less Liabilities – 0.4%		576,778
Net Assets – 100.0%		$160,863,211
(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
4

MFS Active International ETF
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $157,382,079)	$160,286,433
Cash	23,939
Receivables for
Investments sold	313,557
Fund shares sold	645,542
Dividends	58,025
Total assets	$161,327,496
Liabilities
Payables for
Investments purchased	$459,039
Payable to affiliates
Investment adviser	5,246
Total liabilities	$464,285
Net assets	$160,863,211
Net assets consist of
Paid-in capital	$158,033,280
Total distributable earnings (loss)	2,829,931
Net assets	$160,863,211
Shares of beneficial interest outstanding (unlimited number of shares authorized)	6,275,000
Net asset value per share (net assets of $160,863,211 / 6,275,000 shares of beneficial interest outstanding)	$25.64
See Notes to Financial Statements
5

MFS Active International ETF
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 (c) Net investment income (loss)
Income
Dividends from unaffiliated issuers	$177,701
Other	98
Foreign taxes withheld	(14,614)
Total investment income	$163,185
Expenses
Management fee	$122,686
Miscellaneous	11
Total expenses	$122,697
Net investment income (loss)	$40,488
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(99,547)
Foreign currency	(15,168)
Net realized gain (loss)	$(114,715)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,904,354
Translation of assets and liabilities in foreign currencies	(196)
Net unrealized gain (loss)	$2,904,158
Net realized and unrealized gain (loss)	$2,789,443
Change in net assets from operations	$2,829,931
(c) For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
6

MFS Active International ETF
Financial Statements	Statement of Changes in Net Assets
This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
2/28/25 (c)
Change in net assets
From operations
Net investment income (loss)	$40,488
Net realized gain (loss)	(114,715)
Net unrealized gain (loss)	2,904,158
Change in net assets from operations	$2,829,931
Change in net assets from fund share transactions	$158,013,787
Miscellaneous capital	$19,493
Total change in net assets	$160,863,211
Net assets
At beginning of period	—
At end of period	$160,863,211
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
7

MFS Active International ETF
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of the fund, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
Year ended
2/28/25(c)
Net asset value, beginning of period	$25.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	0.54
Total from investment operations	$0.55
Miscellaneous capital (d)	$0.01
Net asset value, end of period (x)	$25.64
Total return (%) (s)(x)	2.21(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.59(a)
Net investment income (loss)	0.19(a)
Portfolio turnover rate (e)	2(n)
Net assets at end of period (000 omitted)	$160,863
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate excludes securities received or delivered in-kind in the process of creating or redeeming fund shares.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset value and total return have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
8

MFS Active International ETF
Notes to Financial Statements
(1)  Business and Organization
MFS Active International ETF (the fund) is a diversified series of MFS Active Exchange Traded Funds Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
9

MFS Active International ETF
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$159,007,115	$—	$—	$159,007,115
Investment Companies	1,279,318	—	—	1,279,318
Total	$160,286,433	$—	$—	$160,286,433
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
10

MFS Active International ETF
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies.
The fund declared no distributions for the year ended February 28, 2025.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$157,430,575
Gross appreciation	7,851,960
Gross depreciation	(4,996,102)
Net unrealized appreciation (depreciation)	$2,855,858
Undistributed ordinary income	84,048
Capital loss carryforwards	(105,433)
Other temporary differences	(4,542)
Total distributable earnings (loss)	$2,829,931
As of February 28, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(105,433)
(3)  Transactions with Affiliates
Investment Adviser — The fund has an Investment Management Agreement (“Management Agreement”) with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.59% of the fund’s average daily net assets. Under the Management Agreement, MFS will pay substantially all the fund’s operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), litigation expenses, the cost of proxy solicitations and shareholder meetings, the fee paid to MFS pursuant to this agreement, and such other expenses as approved by a majority of the fund’s Board of Trustees.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund. The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Distribution Plan). The fund’s Board of Trustees has determined not to implement payments of Rule 12b-1 fees under the Distribution Plan at this time. The fund does not currently pay compensation to MFD for any distribution services provided.
Administrator — MFS provides certain financial, legal, and other administrative services to the fund. MFS bears the costs of the services under the Management Agreement.
11

MFS Active International ETF
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — Under the Management Agreement, MFS pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. MFS also pays compensation to Trustees or officers of the fund who are also officers of the investment adviser for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFD. The fund did not pay any compensation to the independent Trustees for the period ended February 28, 2025.
(4)  Portfolio Securities
For the period ended February 28, 2025, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $15,028,531 and $2,036,080, respectively. Securities received and delivered in-kind through subscriptions and redemptions aggregated $143,209,859 and $0, respectively.
(5)  Purchase and Sales of Fund Shares
The fund issues and redeems shares through MFD at net asset value (“NAV”) only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). An Authorized Participant may purchase or redeem a Creation Unit each business day that the fund is open in exchange for the delivery or receipt of a designated portfolio of in-kind securities and/or cash. Authorized Participants transacting in Creation units for cash may also pay a variable fee to compensate the fund for transaction costs associated with investing the cash in portfolio securities. These fees are included in “Miscellaneous capital” in the Statement of Changes in Net Assets.
Individual fund shares may not be purchased or redeemed directly with the fund. Shares are listed for trading on the New York Stock Exchange, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). Transactions in fund shares were as follows:
	Year ended 2/28/25 (c)
	Shares	Amount
Shares sold	6,275,000	$158,013,787
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
12

MFS Active International ETF
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Active International ETF and the Board of Trustees of MFS Active Exchange Traded Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Active International ETF (the “Fund”) (one of the funds constituting MFS Active Exchange Traded Funds Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Active Exchange Traded Funds Trust) at February 28, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025
13

MFS Active International ETF
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $167,949. The fund intends to pass through foreign tax credits of $9,890 for the fiscal year.
14

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Active International ETF.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active International ETF.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active International ETF. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
15

MFS Active International ETF
Board Approval of Investment Management Agreement
MFS Active International ETF
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment management agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In June and July 2024, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund. The independent Trustees observed that with respect to this Fund, MFS was proposing a unitary management fee structure, pursuant to which MFS would receive a fee covering investment management and administrative services, with MFS paying the Fund’s ordinary, recurring operating expenses (the “Unitary Fee”), subject to certain exceptions.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed Unitary Fee and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the total expense ratios for Class R6 shares of MFS mutual funds in the same Morningstar category as the Fund, and (iii) the Unitary Fees for certain fully transparent actively-managed exchange-traded funds (“ETFs”) in similar Morningstar categories that MFS believes will be key competitors to the Fund. In addition, in connection with the independent Trustees’ May and June and July 2024 meetings for the purpose of considering whether to approve the continuation of the investment advisory agreements for the MFS-advised mutual funds that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the MFS Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
The Trustees considered the proposed Unitary Fee structure to which the Fund would be subject, observing that many of the competitors of the Fund have adopted similar unitary fee structures. In assessing the reasonableness of the Fund’s proposed Unitary Fee, the Trustees considered, among other things, information on unitary fee structures generally, as well as the terms of the Agreement and descriptions of various services to be performed or procured by MFS under the Agreement, including portfolio management and portfolio trading practices and administrative services. The Trustees considered the categories of expenses which would be excluded from the Unitary Fee and therefore would be payable by the Fund. The Trustees also considered the Fund’s proposed Unitary Fee as compared with the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge, the Fund's proposed Unitary Fee and proposed total expense ratio would each be approximately at the median total expense ratio of the Broadridge expense group.
The Trustees considered that the Agreement provides for a unitary fee level that does not include pre-established breakpoints, and considered MFS’ observation that while fee waivers, breakpoints, and expense caps are common for mutual funds, these arrangements are not typically used by ETFs.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations and MFS had not to-date managed or offered ETFs as a product line. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
16

MFS Active International ETF
Board Approval of Investment Management Agreement - continued
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Unitary Fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
17

MFS Active Value ETF
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Active Value ETF
Portfolio of Investments − 2/28/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Aerospace & Defense – 7.9%
Boeing Co. (a)	5,568	$ 972,340
General Dynamics Corp.	2,702	682,525
Honeywell International, Inc.	2,824	601,201
Northrop Grumman Corp.	1,490	687,993
RTX Corp.	7,282	968,433
		$3,912,492
Alcoholic Beverages – 1.1%
Diageo PLC, ADR	4,941	$ 537,679
Brokerage & Asset Managers – 5.0%
Citigroup, Inc.	11,545	$ 923,023
KKR & Co., Inc.	5,725	776,253
NASDAQ, Inc.	9,502	786,575
		$2,485,851
Business Services – 2.7%
Accenture PLC, “A”	2,589	$ 902,266
Equifax, Inc.	1,804	442,341
		$1,344,607
Construction – 1.4%
CRH PLC	3,635	$ 372,660
Mid-America Apartment Communities, Inc., REIT	1,963	330,020
		$702,680
Consumer Products – 2.8%
Kenvue, Inc.	25,044	$ 591,038
Procter & Gamble Co.	4,628	804,532
		$1,395,570
Electronics – 5.8%
Analog Devices, Inc.	4,393	$ 1,010,654
KLA Corp.	1,098	778,306
NXP Semiconductors N.V.	2,745	591,794
Texas Instruments, Inc.	2,432	476,648
		$2,857,402
Energy - Independent – 1.7%
ConocoPhillips	8,561	$ 848,823
Energy - Integrated – 4.8%
Chevron Corp.	6,961	$ 1,104,154
Exxon Mobil Corp.	11,404	1,269,607
		$2,373,761
EVEFS-ANN
1

MFS Active Value ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 4.9%
Mondelez International, Inc.	11,856	$ 761,511
Nestle S.A., ADR	10,522	1,015,373
PepsiCo, Inc.	4,157	637,975
		$2,414,859
Gaming & Lodging – 1.9%
Hilton Worldwide Holdings, Inc.	3,458	$ 916,232
Health Maintenance Organizations – 3.0%
Cigna Group	4,862	$ 1,501,629
Insurance – 11.0%
Aon PLC	2,589	$ 1,059,212
Marsh & McLennan Cos., Inc.	4,236	1,007,490
Progressive Corp.	8,109	2,286,738
Travelers Cos., Inc.	4,157	1,074,543
		$5,427,983
Insurance - Health – 1.6%
Elevance Health, Inc.	1,961	$ 778,282
Machinery & Tools – 3.8%
Eaton Corp. PLC	1,726	$ 506,270
Illinois Tool Works, Inc.	2,432	641,999
PACCAR, Inc.	6,757	724,621
		$1,872,890
Major Banks – 9.1%
Bank of America Corp.	19,318	$ 890,560
JPMorgan Chase & Co.	8,090	2,141,019
Morgan Stanley	7,620	1,014,298
Wells Fargo & Co.	6,113	478,770
		$4,524,647
Medical & Health Technology & Services – 3.0%
McKesson Corp.	2,282	$ 1,461,073
Medical Equipment – 2.3%
Abbott Laboratories	8,220	$ 1,134,442
Other Banks & Diversified Financials – 2.1%
American Express Co.	3,408	$ 1,025,672
Pharmaceuticals – 5.7%
AbbVie, Inc.	4,471	$ 934,573
Johnson & Johnson	3,530	582,521
Merck & Co., Inc.	3,530	325,643
Pfizer, Inc.	25,436	672,273
Roche Holding Ltd., ADR	6,992	291,846
		$2,806,856
2

MFS Active Value ETF
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 2.4%
Union Pacific Corp.	4,862	$ 1,199,407
Real Estate - Storage – 1.9%
Prologis, Inc., REIT	7,463	$ 924,815
Specialty Chemicals – 0.8%
DuPont de Nemours, Inc.	4,759	$ 389,143
Specialty Stores – 2.9%
Home Depot, Inc.	2,514	$ 997,053
Target Corp.	3,693	458,818
		$1,455,871
Utilities - Electric Power – 9.3%
Alliant Energy Corp.	9,627	$ 621,230
Dominion Energy, Inc.	13,189	746,761
Duke Energy Corp.	10,600	1,245,394
PG&E Corp.	32,272	527,325
Southern Co.	11,699	1,050,453
Xcel Energy, Inc.	5,647	407,149
		$4,598,312
Total Common Stocks (Identified Cost, $47,664,640)		$48,890,978
Mutual Funds – 0.9%
Money Market Funds – 0.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.31% (j) (Identified Cost, $452,099)	452,099	$ 452,099
Other Assets, Less Liabilities – 0.2%		103,376
Net Assets – 100.0%		$49,446,453
(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
3

MFS Active Value ETF
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 2/28/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $48,116,739)	$49,343,077
Receivables for
Fund shares sold	633,929
Dividends	95,924
Total assets	$50,072,930
Liabilities
Payables for
Investments purchased	$625,317
Payable to affiliates
Investment adviser	1,160
Total liabilities	$626,477
Net assets	$49,446,453
Net assets consist of
Paid-in capital	$48,080,738
Total distributable earnings (loss)	1,365,715
Net assets	$49,446,453
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,950,000
Net asset value per share (net assets of $49,446,453 / 1,950,000 shares of beneficial interest outstanding)	$25.36
See Notes to Financial Statements
4

MFS Active Value ETF
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 2/28/25 (c) Net investment income (loss)
Income
Dividends from unaffiliated issuers	$228,288
Foreign taxes withheld	(213)
Total investment income	$228,075
Expenses
Management fee	$36,546
Total expenses	$36,546
Net investment income (loss)	$191,529
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(17,442)
In-kind redemptions – unaffiliated issuers	24,879
Net realized gain (loss)	$7,437
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,226,338
Net realized and unrealized gain (loss)	$1,233,775
Change in net assets from operations	$1,425,304
(c) For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
5

MFS Active Value ETF
Financial Statements	Statement of Changes in Net Assets
This statement  describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
2/28/25 (c)
Change in net assets
From operations
Net investment income (loss)	$191,529
Net realized gain (loss)	7,437
Net unrealized gain (loss)	1,226,338
Change in net assets from operations	$1,425,304
Total distributions to shareholders	$(34,710)
Change in net assets from fund share transactions	$48,055,859
Total change in net assets	$49,446,453
Net assets
At beginning of period	—
At end of period	$49,446,453
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
See Notes to Financial Statements
6

MFS Active Value ETF
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of the fund, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
Year ended
2/28/25(c)
Net asset value, beginning of period	$24.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13
Net realized and unrealized gain (loss)	0.36
Total from investment operations	$0.49
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$25.36
Total return (%) (s)(x)	1.96(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.44(a)
Net investment income (loss)	2.31(a)
Portfolio turnover rate (e)	2(n)
Net assets at end of period (000 omitted)	$49,446
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate excludes securities received or delivered in-kind in the process of creating or redeeming fund shares.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset value and total return have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
7

MFS Active Value ETF
Notes to Financial Statements
(1)  Business and Organization
MFS Active Value ETF (the fund) is a diversified series of MFS Active Exchange Traded Funds Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
8

MFS Active Value ETF
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$48,890,978	$—	$—	$48,890,978
Investment Companies	452,099	—	—	452,099
Total	$49,343,077	$—	$—	$49,343,077
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
9

MFS Active Value ETF
Notes to Financial Statements  - continued
Book/tax differences primarily relate to redemptions in-kind.
The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 2/28/25 (c)
Ordinary income (including any short-term capital gains)	$34,710
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/25
Cost of investments	$48,117,595
Gross appreciation	2,057,308
Gross depreciation	(831,826)
Net unrealized appreciation (depreciation)	$1,225,482
Undistributed ordinary income	156,819
Capital loss carryforwards	(16,586)
Total distributable earnings (loss)	$1,365,715
As of February 28, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(16,586)
(3)  Transactions with Affiliates
Investment Adviser — The fund has an Investment Management Agreement (“Management Agreement”) with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.44% of the fund’s average daily net assets. Under the Management Agreement, MFS will pay substantially all the fund’s operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), litigation expenses, the cost of proxy solicitations and shareholder meetings, the fee paid to MFS pursuant to this agreement, and such other expenses as approved by a majority of the fund’s Board of Trustees.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund. The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Distribution Plan). The fund’s Board of Trustees has determined not to implement payments of Rule 12b-1 fees under the Distribution Plan at this time. The fund does not currently pay compensation to MFD for any distribution services provided.
Administrator — MFS provides certain financial, legal, and other administrative services to the fund. MFS bears the costs of the services under the Management Agreement.
Trustees’ and Officers’ Compensation — Under the Management Agreement, MFS pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. MFS also pays compensation to Trustees or officers of the fund who are also officers of the investment adviser for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFD. The fund did not pay any compensation to the independent Trustees for the period ended February 28, 2025.
Other — At February 28, 2025, MFS held approximately 71% of the outstanding shares of the fund.
(4)  Portfolio Securities
For the period ended February 28, 2025, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $1,511,063 and $983,531, respectively. Securities received and delivered in-kind through subscriptions and redemptions aggregated $47,330,447 and $200,398, respectively.
10

MFS Active Value ETF
Notes to Financial Statements  - continued
(5)  Purchase and Sales of Fund Shares
The fund issues and redeems shares through MFD at net asset value (“NAV”) only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). An Authorized Participant may purchase or redeem a Creation Unit each business day that the fund is open in exchange for the delivery or receipt of a designated portfolio of in-kind securities and/or cash.
Individual fund shares may not be purchased or redeemed directly with the fund. Shares are listed for trading on the New York Stock Exchange, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). Transactions in fund shares were as follows:
	Year ended 2/28/25 (c)
	Shares	Amount
Shares sold	1,975,000	$48,676,466
Shares reacquired	(25,000)	(620,607)
Net change	1,950,000	$48,055,859
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2024, through the stated period end.
11

MFS Active Value ETF
Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Active Value ETF and the Board of Trustees of MFS Active Exchange Traded Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Active Value ETF (the “Fund”) (one of the funds constituting MFS Active Exchange Traded Funds Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Active Exchange Traded Funds Trust) at February 28, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2024 (commencement of operations) through February 28, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2025
12

MFS Active Value ETF
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
13

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Active Value ETF.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Value ETF.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Active Value ETF. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
14

MFS Active Value ETF
Board Approval of Investment Management Agreement
MFS Active Value ETF
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment management agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In June and July 2024, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund. The independent Trustees observed that with respect to this Fund, MFS was proposing a unitary management fee structure, pursuant to which MFS would receive a fee covering investment management and administrative services, with MFS paying the Fund’s ordinary, recurring operating expenses (the “Unitary Fee”), subject to certain exceptions.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed Unitary Fee and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the total expense ratios for Class R6 shares of MFS mutual funds in the same Morningstar category as the Fund, and (iii) the Unitary Fees for certain fully transparent actively-managed exchange-traded funds (“ETFs”) in similar Morningstar categories that MFS believes will be key competitors to the Fund. In addition, in connection with the independent Trustees’ May and June and July 2024 meetings for the purpose of considering whether to approve the continuation of the investment advisory agreements for the MFS-advised mutual funds that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the MFS Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
The Trustees considered the proposed Unitary Fee structure to which the Fund would be subject, observing that many of the competitors of the Fund have adopted similar unitary fee structures. In assessing the reasonableness of the Fund’s proposed Unitary Fee, the Trustees considered, among other things, information on unitary fee structures generally, as well as the terms of the Agreement and descriptions of various services to be performed or procured by MFS under the Agreement, including portfolio management and portfolio trading practices and administrative services. The Trustees considered the categories of expenses which would be excluded from the Unitary Fee and therefore would be payable by the Fund. The Trustees also considered the Fund’s proposed Unitary Fee as compared with the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge, the Fund's proposed Unitary Fee and proposed total expense ratio would each be lower than the median total expense ratio of the Broadridge expense group.
The Trustees considered that the Agreement provides for a unitary fee level that does not include pre-established breakpoints, and considered MFS’ observation that while fee waivers, breakpoints, and expense caps are common for mutual funds, these arrangements are not typically used by ETFs.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations and MFS had not to-date managed or offered ETFs as a product line. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
15

MFS Active Value ETF
Board Approval of Investment Management Agreement - continued
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Unitary Fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
16

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

  Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

  There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the Registrant.

ITEM 19.  EXHIBITS.

  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto as EX-99.COE.

  Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  Change in the registrant's independent public accountant.  Not applicable.

  If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS ACTIVE EXCHANGE TRADED FUNDS TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date:   April 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date:  April 14, 2025

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  April 14, 2025

*  Print name and title of each signing officer under his or her signature.